                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:

    /X/Preliminary Proxy Statement  / /Confidential, for Use of the Com-
                                       mission Only (as permitted by Rule
                                       14a-6(e)(2))
    / /Definitive Proxy Statement
    / /Definitive Additional Materials
    / /Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        VAN KAMPEN MERRITT TAX FREE FUND

            (Names of Co-Registrants as Specified in Their Charters)

Payment of Filing Fee (Check the appropriate box):

/X/ $125 per Item 22(a)(2) of Schedule 14A.

June 2, 1995

     Dear Van Kampen Merritt Insured Tax Free Income Fund Shareholder:

     As you may know, the merger of Van Kampen Merritt and American Capital was completed in late December 1994. As part of our continuing effort to maximize the merger's benefit to shareholders, we are proposing several items related to your Fund, including board consolidation and a business reorganization. The attached proxy statement seeks shareholder approval on these items.

   Your vote is important and your participation in the affairs of your Fund does make a difference.

     The proposals have been approved by the Trustees of the Fund, who recommend you vote "FOR APPROVAL" on these proposals. YOUR IMMEDIATE RESPONSE WILL HELP SAVE ON THE COSTS OF ADDITIONAL SOLICITATIONS. PLEASE SIGN AND RETURN YOUR FUND PROXY FORM. We look forward to your participation, and we thank you for your continued confidence in Van Kampen American Capital.

     PLEASE SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID
ENVELOPE.

                                          Sincerely,

                                          Don G. Powell
                                          Chief Executive Officer

                VAN KAMPEN MERRITT INSURED TAX FREE INCOME FUND

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2911

                       NOTICE OF MEETING OF SHAREHOLDERS

                            TO BE HELD JULY 21, 1995

To the Shareholders of Van Kampen Merritt Insured Tax Free Income Fund:

     Notice is hereby given to the holders of shares of beneficial interest, without par value (collectively, the "Shares"), of Van Kampen Merritt Insured Tax Free Income Fund (the "Fund"), a sub-trust of Van Kampen Merritt Tax Free Fund, a Massachusetts business trust (the "Trust"), that a Meeting of the Shareholders of the Fund (the "Meeting") will be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, IL 60181, on Friday, July 21, 1995, at 2:30 p.m., for the following purposes:

          1. To approve or disapprove the Fund's reorganization and conversion to a series of a Delaware business trust;

          2. To elect fifteen trustees of the Trust to serve until their respective successors are duly elected and qualified;

          3. To approve or disapprove a new investment advisory agreement with Van Kampen American Capital Investment Advisory Corp.;

          4. To ratify or reject the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund's fiscal year ending December 31, 1995; and

          5. To transact such other business as may properly come before the Meeting.

     Holders of record of the Shares of the Fund at the close of business on May 26, 1995 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                          By order of the Board of Trustees

                                          RONALD A. NYBERG, Vice President and
                                          Secretary
June 2, 1995

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN AMERICAN CAPITAL FUNDS BY CALLING (800) 341-2929 OR BY WRITING TO VAN KAMPEN MERRITT INSURED TAX FREE INCOME FUND, ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

     SHAREHOLDERS OF THE FUND ARE INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN SUCH

CARD IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

     IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION, WE ASK THAT YOU MAIL YOUR PROXY PROMPTLY.

     MANAGEMENT OF THE FUND RECOMMENDS THAT YOU CAST YOUR VOTE:

     - FOR APPROVAL OF THE REORGANIZATION AND CONVERSION OF THE FUND TO A SERIES OF A DELAWARE BUSINESS TRUST;

     - IN FAVOR OF THE NOMINEES FOR THE BOARDS OF TRUSTEES LISTED IN THE PROXY STATEMENT;

     - FOR APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP.; AND

     - FOR THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FUND'S FISCAL YEAR ENDING DECEMBER 31, 1995.

                            YOUR VOTE IS IMPORTANT.
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                       NO MATTER HOW MANY SHARES YOU OWN.

                                PROXY STATEMENT

                VAN KAMPEN MERRITT INSURED TAX FREE INCOME FUND

                               ONE PARKVIEW PLAZA
                        OAKBROOK TERRACE, ILLINOIS 60181
                            TELEPHONE (800) 341-2911

                            MEETING OF SHAREHOLDERS

                                 JULY 21, 1995

     This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees (the "Board") of Van Kampen Merritt Tax Free Fund of proxies to be voted at a Meeting of Shareholders of Van Kampen Merritt Insured Tax Free Income Fund, and at any and all adjournments thereof (the "Meeting"), to be held at Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, IL 60181, on Friday, July 21, 1995, at 2:30 p.m. The approximate mailing date of this Proxy Statement and accompanying form of proxy is June 2, 1995.

     Participating in the Meeting are holders of common shares of beneficial interest, without par value (collectively, the "Shares"), of Van Kampen Merritt Insured Tax Free Income Fund (the "Fund"), a series of Van Kampen Merritt Tax Free Fund, a Massachusetts business trust (the "Trust").

     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Abstentions do not constitute votes "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominees do not have discretionary power) will be treated the same as abstentions. A majority of the outstanding Shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Meeting. Abstentions and broker non-votes will be deemed present for quorum purposes. Unless instructions to the contrary are marked, Shares represented by a proxy will be voted "FOR" each proposal as to which it is entitled to vote.

     The Board has fixed the close of business on May 26, 1995, as the record date (the "Record Date") for the determination of holders of Shares of the Fund entitled to vote at the Meeting. Shareholders of the Fund on the Record Date will be entitled to one vote with respect to each proposal submitted to the shareholders for each Share of the Fund then held, with no Share having cumulative voting rights.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF THE MOST RECENT ANNUAL REPORT TO A SHAREHOLDER UPON REQUEST. ANY SUCH REQUEST SHOULD BE DIRECTED TO VAN KAMPEN AMERICAN CAPITAL FUNDS. BY CALLING (800) 341-2929 OR BY WRITING TO VAN KAMPEN MERRITT INSURED TAX FREE INCOME FUND, ONE PARKVIEW PLAZA, OAKBROOK TERRACE, ILLINOIS 60181.

     At the close of business on May 26, 1995, the Fund had issued and
outstanding           Class A Shares,           Class B Shares,           Class
C Shares and           Class D Shares. As of May 26, 1995, to the knowledge of
management of the Fund, the following persons owned beneficially more than 5% of any class of the Fund's outstanding Shares: [To be determined].

VOTING

     Unless specified otherwise, all Shares of the Fund affected by a proposal will vote together as a single class on such proposal. The voting requirement for passage of a particular proposal depends on the nature of the particular proposal. With respect to Proposal 1, it must be approved by the affirmative vote of a majority of the Shares of the Fund present in person or by proxy at the Meeting and entitled to vote on the proposal. With respect to Proposal 2, the Shares of the Fund shall vote together as a single class together with the Shares of all of the other sub-trusts of the Trust voting at a separate meeting and an affirmative vote of a plurality of the Shares of the Trust is required to elect the trustees. With respect to Proposal 3, a vote of the "majority of the outstanding voting securities" is required which shall mean the lesser of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if holders of more than 50% of the outstanding voting securities entitled to vote thereon are present in person or represented by proxy, or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon. With respect to Proposal 4, an affirmative vote of a majority of the Shares of the Fund present in person or by proxy is necessary to ratify the selection of the independent public accountants for the Fund.

     On the matters coming before the Meeting as to which a choice has been specified by the shareholders by means of the ballot on the proxy, the Shares will be voted accordingly. Management of the Fund recommends that you cast your vote:

     - FOR APPROVAL of the reorganization and conversion of the Fund to a series of a Delaware business trust;

     - IN FAVOR of the nominees for the Board of Trustees listed in this Proxy Statement;

     - FOR APPROVAL of a new investment advisory agreement between the Fund and Van Kampen American Capital Investment Advisory Corp.; and

     - FOR the ratification of the selection of KPMG Peat Marwick LLP as independent public accountants for the Fund's fiscal year ending December 31, 1995.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

     The Fund knows of no business other than that mentioned in proposals one through four of the Notice which will be presented for consideration at the Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy to vote proxies in accordance with their best judgment. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies provided they determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation.

                        BACKGROUND FOR PROPOSALS 1 AND 2

     On December 20, 1994, The Van Kampen Merritt Companies Inc. acquired from The Travelers Inc. all of the outstanding capital stock of American Capital Management & Research, Inc., the parent company of Van Kampen Investment Advisory Corp. At the time of the Acquisition American Capital Management & Research, Inc., was the parent company of American Capital Asset Management, Inc. At the time of the acquisition, The Van Kampen Merritt Companies Inc. was the parent company of Van Kampen Merritt Investment Advisory Corp. Immediately after the acquisition, each of the foregoing entities was renamed. The following table sets forth the old name, the new name and the abbreviated name used in this Proxy Statement to refer to each such entity:

          OLD NAME                         NEW NAME                     ABBREVIATED NAME
- ----------------------------  ----------------------------------  ----------------------------
   The Van Kampen Merritt     Van Kampen American Capital, Inc.   Van Kampen American Capital
      Companies, Inc.
   American Capital Asset        Van Kampen American Capital               AC Adviser
      Management, Inc.              Asset Management, Inc.
     Van Kampen Merritt          Van Kampen American Capital               VK Adviser
 Investment Advisory Corp.        Investment Advisory Corp.

     The VK Adviser and the AC Adviser currently are each wholly-owned subsidiaries of Van Kampen American Capital. Including the Fund, the VK Adviser serves as investment adviser for twenty open-end investment companies (the "VK Funds"). Nineteen of the VK Funds are organized as Massachusetts business trusts (or subtrusts thereof) and the Van Kampen Merritt Pennsylvania Tax Free Income Fund (the "Pennsylvania Fund") is organized for tax purposes as a Pennsylvania trust. The Boards of Trustees of the Fund and each of the other VK Funds currently consists of the same seven members (the "VK Board").

     The AC Adviser serves as the investment adviser for twenty-nine open-end investment companies (the "AC Funds") as well as for other registered investment companies. Ten of the AC Funds are organized as Massachusetts business trusts (or series thereof), and nineteen of the AC Funds are organized as Maryland corporations (or series thereof). The Boards of Directors/Trustees for each of the AC Funds currently consists of the same eight members (the "AC Board").

     On February 10, 1995, the VK Board and the AC Board held a joint meeting to discuss with management ("Management") of the VK Adviser and the AC Adviser the costs and potential benefits to shareholders of, among other things, (i) permitting exchangeability of shares between the VK Funds and the AC Funds, (ii) selecting a common transfer agent to facilitate exchangeability and enhance shareholder services, (iii) merging certain of the VK Funds and the AC Funds in order to achieve certain economies of scale and efficiencies, and (iv) consolidating the VK Board and the AC Board into a combined board of directors (collectively, the "Consolidation").

     The VK Board and the AC Board created a joint committee (the "Joint Committee") to consider the possible costs and benefits to shareholders associated with the Consolidation. The Joint Committee met on

February 20, 1995 to identify and discuss the possible costs and benefits of the Consolidation to the shareholders. Following such meeting, the Joint Committee requested certain additional information from Management with respect to those possible costs and benefits identified by the Joint Committee.

     The VK Board and the AC Board held a joint meeting on March 14, 1995 for the purpose of, among other things, reviewing the findings of the Joint Committee and reviewing the additional information requested from Management. At the meeting, the VK Board and the AC Board each approved in principle certain elements of the Consolidation, including the combination of the VK Board and the AC Board, subject to the favorable resolution of certain outstanding administrative matters with respect to the operation of a combined board and subject to receiving certain additional information from Management. The VK Board and the AC Board also considered reorganizing the VK Funds (excluding the Pennsylvania Fund) and the AC Funds in one jurisdiction under substantially similar charter documents, as part of the Consolidation.

     The Joint Committee met again on March 27, 1995 and April 3, 1995 to address the open administrative matters and to review the additional information provided by Management. Following a discussion of such matters and a review of the additional information provided by Management, the Joint Committee recommended to the VK Board that it approve and propose to the shareholders of the VK Funds: (i) combining the VK Board and the AC Board, (ii) reorganizing each of the VK Funds (excluding the Pennsylvania Fund) into Delaware business trusts (or series thereof) in order to facilitate governance of such funds under uniform organizational documents following the Consolidation and in order to take advantage of certain beneficial aspects of Delaware law with respect to business trusts and (iii) the amendment and restatement of the Agreement and Declaration of Trust of the Pennsylvania Fund to conform it to the extent practicable with the new trust instrument of the Delaware business trusts while maintaining the tax benefits of operating as a Pennsylvania trust. The Joint Committee also made analogous recommendations to the AC Board.

     The VK Board and the AC Board held a joint meeting on April 6-7, 1995 and separate meetings on May 8-9, 1995 and May 11-12, 1995, respectively, at which each of the VK Board and the AC Board unanimously approved proposals for combining the VK Board and the AC Board and reorganizing each of the VK Funds (excluding the Pennsylvania Fund) and each of the AC Funds as Delaware business trusts (or series thereof). The VK Board also unanimously approved the proposal to amend and restate the Agreement and Declaration of Trust for the Pennsylvania Fund to conform it to the extent practicable with the new trust instrument of the Delaware business trusts, while maintaining the tax benefits of operating as a Pennsylvania Trust. Each of the VK Board and the AC Board also approved submitting such proposals to the respective shareholders of the VK Funds and the AC Funds for the requisite shareholder approvals. Proposal 1 of this Proxy Statement seeks shareholder approval to reorganize the Fund into a series of Delaware business trust. Proposal 2 of this Proxy Statement seeks shareholder approval for the Trust to expand the number of its trustees from seven to fifteen and to re-elect to the Board each of the incumbent trustees and to elect each of the eight current members of the AC Board. The Board has determined that reorganizing the Fund into a series of Delaware business trust and combining the VK Board and the AC Board are essential elements of the Consolidation and recommend that shareholders vote FOR Proposal 1 and IN FAVOR of each of the nominees in Proposal 2.

     This Proxy Statement has been prepared and mailed to the shareholders of the Fund to obtain the necessary shareholder approvals for the Fund to complete the Consolidation. A substantially similar proxy statement with respect to such proposals has been prepared and mailed to the shareholders of each of the other

VK Funds and each of the AC Funds to obtain the necessary shareholder approvals for such other VK Funds such AC Funds to complete the Consolidation as described above. The proxy mailed to the other VK Funds and the AC Funds does not include a proposal substantially similar to Proposal 3 of this Proxy Statement. Certain additional proposals not related to the Consolidation are included in the proxy statement sent to the other VK Funds and the AC Fund, which additional matters differ between the Insured Fund, other VK Funds and the AC Funds and are not included herein.

           PROPOSAL 1: APPROVAL OF THE REORGANIZATION AND CONVERSION
              OF THE FUND TO A SERIES OF A DELAWARE BUSINESS TRUST

     The VK Board has unanimously approved an Agreement and Plan of Reorganization and Liquidation (a "Plan of Reorganization") substantially in the form attached hereto as Appendix A with respect to the Fund. The Plan of Reorganization provides for the reorganization (the "Reorganization") of the Fund into a series (the "Proposed Delaware Fund") of a Delaware business trust (the "Proposed Delaware Trust"). Each of the other VK Funds and the AC Funds also are seeking approval from their respective shareholders to reorganize as a Delaware business trust (or series thereof).

REASONS FOR THE REORGANIZATION

     The principal purpose of the Reorganization is to take advantage of certain beneficial aspects of Delaware law with respect to business trusts and to facilitate governance of the VK Funds and the AC Funds under uniform organizational documents following the Consolidation.

     Delaware law provides that the shareholders of a Delaware business trust shall not be subject to liability for obligations of the trust. Under Massachusetts law, the Fund's shareholders are potentially liable for obligations of the Fund. Although the risk of such liability is remote, the VK Board has determined that Delaware law affords greater protection against potential shareholder liability. Similarly, Delaware law provides that, should the Proposed Delaware Fund issue multiple series of shares, each series shall not be liable for the debts of any other series, which liability is another potential, although remote, risk in the case of a Massachusetts business trust.

     The VK Board believes that the Delaware business trust form of organization may enable the Proposed Delaware Fund to adopt new methods of operations and employ new technologies that are expected to reduce costs of operation when, and if, implemented. Delaware law, for example, explicitly authorizes electronic or telephonic communications between a Delaware fund and its shareholders. The VK Board hopes to take advantage of this provision to improve shareholder voting procedures and reduce costs. Under Delaware law and the proposed trust instrument of the Proposed Delaware Trust, the Proposed Delaware Fund may be required to have fewer shareholder meetings, potentially further reducing costs, although neither Massachusetts business trusts nor Delaware business trusts are required to hold annual shareholder meetings. Of course, the investment objective and the fundamental investment restrictions of both the Fund and Proposed Delaware Fund will remain fundamental, and may be changed only by shareholder vote. The VK Board and the AC Board also have determined that substantially uniform organizational documents will facilitate their ability to jointly govern the VK Funds, including the Fund, and the AC Funds in an efficient and timely manner and will enhance the ability of the VK Funds and the AC Funds to react in a consistent manner when faced with similar corporate governance issues.

     For a more detailed comparison of the Fund's current Declaration of Trust and the proposed Delaware trust instrument, see "Certain Comparative Information About the Fund and the Proposed Delaware Fund" below.

PROCEDURES FOR REORGANIZATION

     In order to accomplish the Reorganization, the Trust has organized the Proposed Delaware Trust. The Proposed Delaware Trust was formed as a Delaware business trust pursuant to an Agreement and Declaration of Trust (the "Delaware Trust Instrument") which authorizes the issuance of shares in different series. The Trust has caused its Proposed Delaware Trust to create a series (i.e., the Proposed Delaware Fund) that corresponds to the Fund. The investment objectives and policies of the Proposed Delaware Fund are the same as those of the Fund.

     To facilitate the Reorganization, one share of each class of the Proposed Delaware Fund has been issued to the Fund. If the Reorganization of the Fund is approved by its shareholders, such approval shall authorize the Fund, as sole shareholder of the Proposed Delaware Fund, to (i) elect as trustees of the Proposed Delaware Trust the nominees elected as trustees of the Trust pursuant to Proposal 2 hereof, (ii) approve an investment advisory agreement between the Proposed Delaware Fund and the VK Adviser substantially identical to the investment advisory agreement described in Proposal 3 hereof, assuming shareholders approve such agreement at the Meeting, (iii) approve or disapprove the selection of the independent public accountants described in Proposal 4 hereof, and (iv) approve a Rule 12b-1 plan and a service plan between the Proposed Delaware Fund and Van Kampen American Capital Distributors, Inc. (the "Distributor") substantially identical to the plans currently in effect between the Fund and the Distributor.

     On the closing date of the Reorganization, if approved by shareholders, the Fund will transfer all of its assets and liabilities to the Proposed Delaware Fund in exchange for shares of the Proposed Delaware Fund having an equal net asset value. The Fund will then be liquidated and each shareholder of the Fund will receive for his or her shares of the Fund an equal number of shares of the Proposed Delaware Fund. A shareholder's investment in the Fund will remain exactly the same after the Reorganization and the Proposed Delaware Fund will operate in the same manner and with the same investment objectives, policies and restrictions as the Fund had in the past.

     If shareholders of the Fund do not approve the Reorganization, the Fund will continue in business as a sub-trust of a Massachusetts business trust. The consummation of the Reorganization of the Fund is not contingent upon the consummation of the Reorganization of any of the other VK Funds or the AC Funds, individually or as a group.

     It will not be necessary for holders of certificates of the Fund to exchange their certificates for new certificates of the Proposed Delaware Fund following consummation of the Reorganization. Certificates for shares of the Fund issued prior to the Reorganization shall represent outstanding shares of the Proposed Delaware Fund after the Reorganization. New certificates will not be issued by the Proposed Delaware Fund after the Reorganization to shareholders of the Proposed Delaware Fund unless specifically requested in writing. Shareholders of the Fund who have not been issued certificates and whose shares are held in an open account will automatically have those shares designated similarly as shares of the Proposed Delaware Fund.

     Assuming approval by shareholders of the Fund, it is currently contemplated that the Reorganization of the Fund will become effective at the later of August 1, 1995 or as soon as practicable following receipt of such approval, taking into consideration all of the elements of the Consolidation. At such time, the new advisory agreement, new Rule 12b-1 plan and new service plan will become effective and will continue thereafter if approved as required by the Investment Company Act of 1940, as amended ("1940 Act").

CERTAIN COMPARATIVE INFORMATION ABOUT THE FUND AND THE PROPOSED DELAWARE FUND

     Summary of the Delaware Trust Instrument. The Proposed Delaware Trust has been established pursuant to the Delaware Trust Instrument under the laws of the State of Delaware. The investment objectives, policies and limitations of the Proposed Delaware Fund after the reorganization will be the same as those of the current Fund. Prior to the Reorganization, the Proposed Delaware Fund will not have any material assets or liabilities. During the Reorganization, the Fund will be the sole shareholder of the Proposed Delaware Fund immediately prior to the distribution of the Proposed Delaware Fund shares to shareholders of the Fund.

     As a Delaware business trust, the Proposed Delaware Trust's operations will be governed by the Delaware Trust Instrument, its Bylaws and applicable Delaware law rather than by the Trust's Declaration of Trust, Bylaws and applicable Massachusetts law. The operations of the Proposed Delaware Trust will continue to be subject to the provisions of the 1940 Act, the rules and regulations of the Securities and Exchange Commission (the "SEC") thereunder, and applicable state securities law.

     Trustees and Officers of the Delaware Trust. Subject to the provisions of the Delaware Trust Instrument, the business of the Proposed Delaware Trust is supervised by its trustees. The responsibilities, powers, and fiduciary duties of the trustees of the Proposed Delaware Trust will be substantially the same as those of the trustees of the Trust, except that Delaware trustees would have the additional authority to remove a trustee from office without cause upon the approval of two-thirds of the trustees in office prior to such removal. The trustees of the Proposed Delaware Trust will be all of the trustees elected by the Trust pursuant to Proposal 2.

     Series of Massachusetts Trusts and Delaware Trusts. The Trust Delaware Instrument of the Proposed Delaware Trust permits the trustees to create one or more series of the Proposed Delaware Trust and, with respect to each series, to issue an unlimited number of full or fractional shares of that series or of one or more classes of shares of that series. The trustees of the Trust have identical rights under the Massachusetts Declaration of Trust. Each share of a series of the Proposed Delaware Trust, like each share of a series of the Trust, represents an equal proportionate interest with each other share in that series, none having priority or preference over another.

     Delaware Trust Shareholder Liability and Massachusetts Trust Shareholder Liability. One area of difference between a Delaware business trust and a Massachusetts business trust is the potential liability of shareholders. Generally, shareholders of the Proposed Delaware Trust will not be personally liable for obligations of the Delaware trust under Delaware law. The Delaware Business Trust Act (the "Delaware Act") provides that a shareholder of a Delaware business trust shall be entitled to the same limitation of liability extended to shareholders of private corporations for profit. However, no similar statutory or other authority limiting shareholder liability of a business trust applies in many other states, including Massachusetts. As a result, to the extent that the Proposed Delaware Trust or a shareholder is subject to the jurisdiction of courts in those states, the courts may not apply Delaware law, and may thereby subject the Proposed Delaware Trust shareholders to liability. To guard against this risk, the Delaware Trust Instrument (i) contains an express disclaimer of shareholder liability for acts or obligations of the Proposed Delaware

Trust and requires that notice of such disclaimer be given in each agreement, obligation, and instrument entered into as executed by the Proposed Delaware Trust or its trustees and (ii) provides for indemnification out of the series or fund property of any shareholder held personally liable for the obligations of the Proposed Delaware Trust. Thus, the risk of a Proposed Delaware Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which (1) a court refused to apply Delaware law, (2) no contractual limitation of liability was in effect, and (3) the series itself would be unable to meet its obligations. In light of Delaware law, the nature of the Proposed Delaware Trust's business, and the nature of its assets, the VK Board believes that the risk of personal liability to a Proposed Delaware Trust shareholder is extremely remote.

     Shareholders of a Massachusetts business trust may, in certain circumstances, be held personally liable under Massachusetts law for the obligations of such Massachusetts business trust. The Massachusetts Declaration of Trust, like the Delaware Trust Instrument, contains an express disclaimer of shareholder liability and requires that notice of such disclaimer be given in each agreement entered into or executed by the Massachusetts Trust or the trustees. The Trust's Declaration of Trust also provides for indemnification out of Trust property. Thus, the VK Board believes the risk of shareholder liability is also remote for shareholders of a Massachusetts business trust. Shareholders of a Massachusetts business trust, however, do not benefit from a statutory limitation of liability that is available to shareholders of a Delaware business trust.

     Liability of Trustees. The Delaware Trust Instrument provides that the trustees shall not be liable to any person other than the Proposed Delaware Trust or a shareholder thereof and that a trustee shall not be liable for any act as a trustee; but nothing in the Delaware Trust Instrument protects a trustee against any liability to the Proposed Delaware Trust or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. The Delaware Trust Instrument provides that its trustees shall not be liable for errors of judgment or mistakes of fact or law, subject to substantially similar provisions concerning willful misfeasance, bad faith, gross negligence, and reckless disregard as those described above.

     Voting Rights of Massachusetts and Delaware Trust Shareholders. Neither Massachusetts business trusts nor Delaware business trusts are required to hold annual meetings. The Declaration of Trust of the Trust requires the affirmative vote of two-thirds of the shares of the Trust to remove a trustee of such Trust. The Delaware Trust Instrument of the Proposed Delaware Trust would require the affirmative vote of a majority of the shares of the Proposed Delaware Trust to remove a trustee. The Trust's Declaration of Trust provides that a meeting of shareholders may be called by the holders of 51% or more of the outstanding shares; however, if the meeting is called for the purpose of voting on the question whether to remove a trustee, only the holders of 10% of the outstanding shares of the Fund need request to hold a shareholders meeting. The Delaware Trust Instrument provides, in substance, that a meeting of shareholders may be called by the request of holders of 10% of the outstanding shares of the Fund.

     The Proposed Delaware Trust, like the current Trust, will operate as an open-end management investment company registered with the SEC under the 1940 Act. Shareholders of the Proposed Delaware Fund will, therefore, have the power to vote at special meetings with respect to, among other things, changes in fundamental investment policies and limitations of the Proposed Delaware Fund; ratification of the selection by the trustees of the independent accountants for the Proposed Delaware Fund; and such additional matters relating to the Proposed Delaware Fund as may be required by law, or which the trustees consider desirable. If, at any time, less than two-thirds of the trustees holding office have been elected by shareholders, the trustees then in office will promptly call a meeting of shareholders of the Proposed Delaware Trust for the purpose of electing a board of trustees. The Trust intends to notify the SEC that the Proposed Delaware Trust will succeed to the shares registered by the Trust under the Securities Act of 1933.

     The Delaware Trust Instrument, like the Declaration of Trust of the Trust, provides that shareholders shall have the power to vote only with respect to
(i) the election or removal of trustees as provided therein, (ii) the approval or termination of investment advisory distribution or shareholder services contracts, or, (iii) the termination or reorganization of the Proposed Delaware Trust or any series of the Proposed Delaware Trust, (iv) with respect to any amendment of the Delaware Trust Instrument, (v) to the same extent as the stockholders of a Delaware business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Proposed Delaware Trust or any series, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, the Delaware Trust Instrument, the Bylaws or any registration of the Proposed Delaware Trust with the SEC. The Trust's Declaration of Trust and the Delaware Trust Instrument also permit the trustees to amend the trust document, provided that the amendment does not adversely affect shareholders or is approved by shareholders. The Delaware Trust Instrument and the Trust's Declaration of Trust each provides that a majority of the affected shares must approve a change that adversely affects the rights of such shares. The Delaware Trust Instrument and the Trust's Declaration of Trust requires a majority of shares to establish a quorum for a meeting.

TEMPORARY AMENDMENT TO INVESTMENT LIMITATIONS

     During the period prior to the Reorganization, the Fund will own the only outstanding share of the Proposed Delaware Fund. By acquiring a nominal share of the Proposed Delaware Fund, the Fund can then vote to elect as trustees of the Proposed Delaware Trust those nominees elected in Proposal 2 below, approve a new investment advisory agreement substantially identical to the investment advisory agreement submitted for shareholder approval in Proposal 3 hereof, approve a substantially identical but new distribution plan and service plan and ratify the selection of independent accountants in order to comply with provisions of the 1940 Act requiring such shareholder approvals.

     The Fund has investment restrictions which require shareholder approval before they can be changed and which might otherwise preclude the Fund from completing the Reorganizations including (for example) restrictions which prohibit the Fund from purchasing any securities (other than tax-exempt obligations issued or guaranteed by the United States Government or by its agencies or instrumentalities), if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer or, if, as a result, the Fund would hold more than 10% of the outstanding voting securities of an issuer, or a prohibition against making investments for the purpose of exercising control or participating in management. By approving the Reorganization, the shareholders will be authorizing a suspension of any and all of these restrictions only to the extent necessary to permit the Reorganization to take place.

FEDERAL INCOME TAX CONSEQUENCES

     It is anticipated that the transaction contemplated by the Plan of Reorganization will be tax-free. Consummation of the Reorganization is subject to receipt of an opinion of Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund that, under the Internal Revenue Code of 1986 (the "Code"), the reorganization of the Fund into a series of the Proposed Delaware Trust pursuant to the Plan will not give rise to the recognition of income, gain or loss for federal income tax purposes to the Fund, the Trust or the shareholders of the Fund. A shareholder's adjusted basis for tax purposes in shares of the Proposed Delaware Fund after the Reorganization will be the same as his adjusted basis for tax purposes in the shares of the Fund immediately before the Reorganization. Each shareholder should consult his own tax adviser with respect to the state and local tax consequences of the proposed transaction.

EXPENSES

     The expenses related to the Reorganization of the Fund will be borne by the Fund and the VK Adviser as set forth under "EXPENSES" below.

RECOMMENDATION OF TRUSTEES

     The VK Board has unanimously approved the proposed Reorganization of the Fund, has determined that participation in the Reorganization is in the best interests of the Fund and that the interests of existing shareholders of the Fund will not be diluted as a result of the Reorganization. The Board recommends that shareholders of the Fund vote FOR Proposal 1.

REQUIRED VOTE

     In accordance with the Declaration of Trust of the Fund, an affirmative vote of a majority of the shares of the Fund present in person or by Proxy at the Meeting and entitled to vote on the proposal is required to approve the Reorganization and subsequent liquidation and dissolution of the Fund.

                        PROPOSAL 2: ELECTION OF TRUSTEES

     At meetings held on April 6-7, 1995 and May 8-9, 1995, the VK Board unanimously approved increasing the number of trustees for the Trust from seven to fifteen and nominated each of the incumbent trustees for re-election and also nominated Messrs. J. Miles Branagan, Dr. Richard E. Caruso, Dr. Roger Hilsman, Don G. Powell, David Rees, Lawrence J. Sheehan, Dr. Fernando Sisto and William
S. Woodside to fill the new trustee positions. Each of the new nominees currently serves on the AC Board. The AC Board also unanimously approved increasing the members of the AC Board from eight to fourteen and nominated each of the incumbent trustees for re-election and also nominated each of the trustees of the VK Board, except for Mr. McDonnell, to fill such new positions. Mr. McDonnell, an interested person of the Adviser and the AC Adviser, will not join the AC Board so that the AC Board will remain in compliance with Section 15(f) of the 1940 Act.

     The VK Board together with the AC Board evaluated the benefits to shareholders resulting from the proposed combination of the VK Board and the AC Board. The VK Board and the AC Board determined that a combined board could more effectively seek to maximize the benefits of a unified fund complex including: implementation of exchangeability of shares among the VK Funds and the AC Funds; positioning the unified fund complex to maximize benefits for marketing; more effectively supervise the implementation of improved shareholder service programs across the unified fund complex; combining historical knowledge and experience of the two fund complexes; more effectively evaluate potential mergers of similar funds thereby achieving economies of scale for shareholders; and the elimination of overlapping expenses and demands on Management's attention from two separate boards.

     The VK Board also evaluated the costs to shareholders of the VK Funds resulting from the combination of the VK Board and the AC Board. The principal cost associated with the combination of the two boards would be the added expense of compensating seven of the eight additional trustees who are not affiliated persons of the VK Adviser. In order to alleviate such additional expense, the trustees approved a reduction in the compensation per trustee paid by the Fund and each other VK Fund. Because the number of trustees of the Fund will increase from seven to fifteen, the aggregate compensation paid by the Fund to the trustees will increase, except that the VK Adviser has agreed to reimburse the Fund through December 31, 1996, for any increase in the aggregate trustee's compensation over the aggregate compensation paid by the Fund in its 1994 fiscal year. It is anticipated that reductions in the number of trustees on the combined board will reduce the aggregate compensation paid by the Fund to the combined board to approximately the current amount. Because each trustee will serve on the boards of more funds after the combination of the boards, each trustee's aggregate compensation from all of the Funds will increase. A comparison of each trustee's compensation for the 1994 calendar year (prior to the consolidation of the boards) and his pro forma compensation following the combination of the boards is presented below in the 1994 Compensation Table and the Pro Forma Compensation Table and also is discussed in the text preceding such tables.

THE TRUSTEES

     Messrs. McDonnell, Miller, Nelson and Whalen were initially elected to the board of trustees of the Fund in May 1987. Mr. Gaughan was first elected to the board of trustees of the Fund in April, 1989. Mr. Robinson was first elected to the board of trustees of the Fund in October, 1992. Mr. Kennedy was appointed by the trustees to the board of trustees of the Fund in September, 1993, in order to fill a vacancy created by the resignation of John Dailey and has not previously been elected by the shareholders. Each of the other incumbent trustees was last approved by shareholders of the Trust at a joint meeting of shareholders held on January 14, 1993.

     With respect to the Trust, fifteen trustees are to be elected at the Meeting to serve until their successors are duly elected and qualified. The election of each nominee to the board of the Trust requires the affirmative vote of a plurality of all Shares of the Trust present in person or by proxy. The shareholders of the Fund will vote together as a single class to elect the trustees of the Trust, together with the shareholders of the other sub-trusts of the Trust, who are voting at a separate meeting. It is the intention of the persons named in the enclosed proxy to vote the Shares represented by them for the election of the nominees listed below unless the proxy is marked otherwise.

     The Trust Instrument of the Proposed Delaware Trust provides that the Board shall consist of not more than twenty trustees. In the event a vacancy occurs on the VK Board, the By-Laws of the Proposed Delaware Trust provide that the number of trustees will be reduced over time from fifteen to eight. Thereafter, subject to the provisions of the 1940 Act, the remaining trustees shall appoint a person to fill the vacancy for the entire unexpired term. Following the Meeting, the Fund does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. In the event a vacancy occurs on the Board, subject to the provisions of the 1940 Act, the remaining trustees shall appoint a person to fill the vacancy.

     Following the Meeting, the Fund does not contemplate holding regular meetings of shareholders to elect trustees or otherwise. When an investment company does not hold regular annual meetings, it is the position of the staff of the SEC and a policy of the Trust that holders of record of two-thirds of the outstanding shares of such Trust may file a declaration in writing or may vote at a special meeting for the purpose of removing a trustee. The VK Board will be required to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee when requested in writing to do so by the record holders of not less than 10% of the total outstanding shares of the Trust. In addition, the VK Board will comply with the requirements of Section 16(c) of the 1940 Act with respect to communications with shareholders.

     Each nominee named below has agreed to serve as a trustee if elected; however, should any nominee(s) become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominee(s) designated by the present VK Board.

     The following sets forth the names, ages, principal occupations and other information respecting the trustee nominees.

                                                   PRINCIPAL OCCUPATIONS OR
      NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
- --------------------------------- -----------------------------------------------------------
J. Miles Branagan................ Co-founder, Chairman, Chief Executive Officer and President
2300 205th Street                 of MDT Corporation, a company which develops manufactures,
Torrance, CA 90501                markets and services medical and scientific equipment. A
  Age 62:                         director or trustee of each of the AC Funds.
Richard E. Caruso................ Chairman and Chief Executive Officer, Integra Life Sciences
Two Randor Station, Suite 314     Corporation, a firm specializing in biotechnology and life
King of Prussia Road              sciences. Trustee of Susquehanna University. Trustee,
Radnor, PA 19087                  Susquehanna University Trustee and First Vice President,
  Age: 52                         The Baum School of Art; Founder and Director of Uncommon
                                  Individual Foundation, a youth development foundation.
                                  Director of International Board of Business Performance
                                  Group, London School of Economics. A director or trustee of
                                  each of the AC Funds. Prior to [            ], Director of
                                  First Sterling Bank, and prior to [          ], Executive
                                  Vice President and a director of LFC Financial Corporation, a provider of leasing financing.
Philip P. Gaughan................ Trustee of each of the VK Funds. Prior to February, 1989,
9615 Torresdale Avenue            Managing Director and Manager of Municipal Bond Department,
Philadelphia, PA 19114            W. H. Newbold's Sons & Co.
  Age: 66
Roger Hilsman.................... A director or trustee of each of the AC Funds. Prior to
251-1 Hamburg Cove                [          ], Professor of Government and International
Lyme, CT 06371                    Affairs Emeritus, Columbia University.
  Age: 75
R. Craig Kennedy................. Advisor to the Dennis Trading Group Inc. Prior to 1993,
1341 E. 50th Street               President and Chief Executive Officer, Director and member
Chicago, IL 60615                 of the Investment Committee of the Joyce Foundation, a
  Age: 43                         private foundation. Trustee of each of the VK Funds.

                                                   PRINCIPAL OCCUPATIONS OR
      NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
- --------------------------------- -----------------------------------------------------------
Dennis J. McDonnell*............. President, Chief Operating Officer and a Director of the VK
One Parkview Plaza                Adviser, the AC Adviser and Van Kampen American Capital
Oakbrook Terrace, IL 60181        Management, Inc. Director of VK/AC Holding, Inc. and Van
  Age: 53                         Kampen American Capital. Director of McCarthy, Crisanti &
                                  Maffei, Inc. and Chairman and a Director of MCM Asia
                                  Pacific Company, Ltd. President, Chief Executive Officer
                                  and a Trustee of each of the VK Funds. He also is a trustee of the Van Kampen Merritt Series Trust and closed-end
                                  investment companies advised by the VK Adviser. Prior to
                                  December, 1991, Senior Vice President of Van Kampen Merritt
                                  Inc.
Donald C. Miller................. Chairman and Trustee of each of the VK Funds. Prior to
415 North Adams                   1992, Director of Royal Group, Inc., a company in insurance
Hinsdale, IL 60515                related businesses.
  Age: 75
Jack E. Nelson................... President of Nelson Investment Planning Services, Inc., a
423 Country Club Drive            financial planning company. Trustee of each of the VK
Winter Park, FL 32789             Funds.
  Age: 59
Don G. Powell*................... President, Chief Executive Officer and a Director of VKAC
2800 Post Oak Blvd.               Holding, Inc. and Van Kampen American Capital and Chairman,
Houston, TX 77056                 Chief Executive Officer and a Director of Van Kampen
  Age: 55                         American Capital Distributors, Inc., the VK Adviser, Van
                                  Kampen American Capital Management, Inc. and VCJ Inc.;
                                  Director, President and Chief Executive Officer of Van
                                  Kampen American Capital Advisers, Inc., the AC Adviser and
                                  Van Kampen American Capital Exchange Corp.; Director and
                                  Executive Vice President of Advantage Capital Corporation,
                                  ACCESS Investor Services, Inc., Van Kampen American Capital
                                  Services, Inc. and Van Kampen American Capital Trust
                                  Company; Director of McCarthy, Crisanti & Maffei, Inc.;
                                  Director, Trustee or Managing General Partner of each of
                                  the AC Funds and other open-end investment companies and
                                  closed-end investment companies advised by the AC Adviser.
                                  He is also Chairman and a Trustee of the Van Kampen Merritt
                                  Series Trust and closed-end investment companies advised by the VK Adviser.
David Rees....................... Contributing Columnist and prior to 1995 Senior Editor of
1601 Country Club Drive           Los Angeles Business Journal. A director or trustee of each
Glendale, CA 91208                of the AC Funds. A director of Source Capital, Inc., a
  Age: 71                         closed-end investment company unaffiliated with Van Kampen
                                  American Capital, a director and the second vice president of International Institute of Los Angeles.

                                                   PRINCIPAL OCCUPATIONS OR
      NAME, ADDRESS AND AGE                       EMPLOYMENT IN PAST 5 YEARS
- --------------------------------- -----------------------------------------------------------
Jerome L. Robinson*.............. President of Robinson Technical Products Corporation, a
115 River Road                    processor and distributor of welding alloys, supplies and
Edgewater, NJ 07020               equipment. Director of Pacesetter Software, a software
  Age: 72                         programming company specializing in white collar
                                  productivity. Director and majority shareholder Hilarius
                                  Haarlem B.V., Haarlem, Holland, a manufacturer and
                                  distributor of welding alloys. Trustee of each of the VK
                                  Funds.
Lawrence J. Sheehan*............. Of Counsel to and formerly Partner (from 1969 to 1994) of
1999 Avenue of the Stars          the law firm of O'Melveny & Myers, legal counsel to the AC
Suite 700                         Funds. A director or trustee of each of the AC Funds.
Los Angeles, CA 90067
  Age: 62
Fernando Sisto................... George M. Bond Professor and, prior to [               ],
Stevens Institute of Technology   Dean of Graduate School and Chairman, Department of
Castle Point Station              Mechanical Engineering, Stevens Institute of Technology.
Hoboken, NJ 07030                 Director of Dynalysis of Princeton, [a firm engaged in]
  Age: 70                         engineering research. Chairman of the Board and a director or trustee of each of the AC Funds.
Wayne W. Whalen*................. Partner in the law firm of Skadden, Arps, Slate, Meagher &
333 West Wacker Drive             Flom, counsel to the Fund. Trustee of each of the VK Funds.
Chicago, IL 60606                 He also is a trustee of the Van Kampen Merritt Series Trust
  Age: 55                         and closed-end investment companies advised by the VK
                                  Adviser.
William S. Woodside.............. Vice Chairman of the Board of Sky Chefs, Inc., a caterer of
712 Fifth Avenue                  airline food. Prior to [            ], Director of
40th Floor                        Primerica Corporation (currently known as Travelers). Prior
New York, NY 10019                to [            ], Director of James River Corporation, [a
  Age: 73                         producer of] paper products. Trustee, and prior to
                                  [            ] President, of Whitney Museum of American
                                  Art. Chairman of Institute for Educational Leadership,
                                  Inc., Board of Visitors, Graduate School of The City
                                  University of New York, Academy of Political Science.
                                  [Member of?] Committee for Economic Development. Director
                                  of Public Education Fund Network, Fund for New York City
                                  Public Education. Trustee of Barnard College. Member of
                                  Dean's Council, Harvard School of Public Health. [Member
                                  of?] Mental Health Task Force, Carter Center. A director or trustee of each of the AC Funds.

- ---------------
* Such nominees are "interested persons" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Powell and McDonnell are interested persons of the VK Adviser and the Fund by reason of their positions with the VK Adviser. Mr. Sheehan is an interested person of the VK Adviser and the Fund by reason of his firm having acted as legal counsel to the VK Adviser. Mr. Whalen is an interested person of the Fund by reason of his firm acting as legal counsel for the Fund.

     As of May 26, 1995, certain nominees owned, directly or beneficially, the number of Class A Shares of the Fund as follows: [Insert Trustees who own shares.] As of May 26, 1995, no nominee owned any Class B Shares or Class C Shares of the Fund. Ownership constitutes less than 1% of the outstanding Shares of the Fund.

     Messrs. Powell and McDonnell own, or have the opportunity to purchase, an equity interest in VK/AC Holding, Inc., the parent company of Van Kampen American Capital Companies, Inc., and have entered into employment contracts (for a term of five years) with Van Kampen American Capital.

     During the Fund's fiscal year ended in 1994, the board of trustees of the Trust held [four] meetings. All of the Trustees of the Fund, including former trustee John C. Merritt who resigned from the VK Board on January 28, 1995, attended at least 75% of the meetings of the board and all committee meetings thereof of which such trustee was a member during such fiscal year. During the Trust's 1994 fiscal year, the Trust had no standing committees with the exception of an audit committee. Mr. Merritt, who had been a trustee and chairman of each of the Fund, the VK Funds, Van Kampen Merritt Series Trust and closed-end investment companies advised by the VK Adviser, also resigned as the chairman of the board, chief executive officer and a director of the VK Adviser, Van Kampen Merritt Management Inc., Van Kampen Merritt Inc., and chairman, chief executive officer, president, chief operating officer and director of The Van Kampen Merritt Companies, Inc. and VKM Holding, Inc. Mr. Merritts' resignation from these Van Kampen Merritt-related entities was related to the Acquisition. At or subsequent to the closing of the Acquisition, Mr. Merritt exercised options and sold approximately 49,740 shares of the common stock of Van Kampen American Capital at a purchase price of $200 per share. In addition, Mr. Merritt has a severance agreement with Van Kampen American Capital entitling him to approximately $550,000 payable during 1995. Mr. Merritt was also a Director of McCarthy, Crisanti & Maffei, Inc., MCM Asia Pacific Company, Limited, a limited partner of R.L. Renck & Co., Inc., and Vice Chairman of the Municipal Securities Rulemaking Board.

     As of the end of the Trust's 1994 fiscal year, the Trust's audit committee consisted of Messrs. Kennedy, Gaughan, Miller and Nelson (collectively, the "Disinterested Trustees"). The audit committee makes recommendations to the board concerning the selection of the Fund's independent accountants, reviews with such accountants the scope and results of the Fund's annual audit and considers any comments that the accountants may have regarding the Fund's financial statements or books of account. The Disinterested Trustees also are responsible for the annual review of the Fund's investment advisory agreement and any other matters requiring the approval of the Disinterested Trustees under the 1940 Act. During the Fund's 1994 fiscal year, the audit committee of the Fund held two meetings.

     The Fund anticipates that, following the Meeting, the combined board will have two standing committees: an Audit Committee and a Brokerage Review Committee. The Audit Committee makes recommendations to the combined board concerning the selection of independent public accountants, reviews with such accountants the scope and results of the annual audit and considers any comments which the accountants may have regarding the financial statements or books of account. The Brokerage Review Committee monitors the respective advisers brokerage practices. Each trustee not affiliated with the Fund will serve on one of the committees, but no trustee shall serve on more than one committee and not receive additional compensation for serving on a committee. [Additional discussion to follow].

     The Disinterested Trustees are required to select and nominate Disinterested Trustees and are prepared to review nominations from shareholders to fill any vacancies in trusteeships. Nominations from shareholders should be in writing and addressed to the Disinterested Trustees at the Trust's office. The Disinterested Trustees expect to be able to identify from their own resources an ample number of qualified candidates.

     The compensation of trustees who are affiliated persons (as defined in the 1940 Act) of the VK Adviser, the Distributor or Van Kampen American Capital is paid by the respective entity. The Fund pays compensation to all other trustees. During the Trust's 1994 fiscal year, the Trust paid trustees who were not affiliated persons of the VK Adviser, the Distributor or Van Kampen American Capital, $2,500 per year, and $250 per meeting of the Board, plus expenses. Members of the Audit Committee received $250 for each meeting of such committee. The Fund anticipates that, after the Meeting, the Trust will pay trustees who are not affiliated persons of the VK Adviser, the Distributor, or Van Kampen American Capital $2,500 per year, and $125 per regular quarterly meeting of the combined board, plus expenses. No additional fees are proposed to be paid for special meetings, committee meetings or to the chairman of the board. Under the Fund's retirement plan, trustees who are not affiliated with the VK Adviser, the Distributor or Van Kampen American Capital, have at least ten years of service and retire at or after attaining the age of 60 are eligible to receive a retirement benefit equal to [$2,500] per year for each of the ten years following such trustee's retirement. Under certain conditions, reduced benefits are available for early retirement. Under the Fund's deferred compensation plan, a trustee who is not affiliated with the VK Adviser, the Distributor or Van Kampen American Capital can elect to defer receipt of all or a portion of the trustee's fees earned by such trustee until such trustee's retirement. The deferred compensation earns a rate of return determined by reference to the Fund's return or the return of other VK Funds as selected by the trustee. To the extent permitted by the 1940 Act, the Fund may invest in securities of other VK Funds in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     The following table provides summary compensation information for each of the incumbent trustees of the Fund:

                            1994 COMPENSATION TABLE(1)

                                                         PENSION OR
                                                         RETIREMENT
                                       AGGREGATE      BENEFITS ACCRUAL                        TOTAL COMPENSATION
                                      COMPENSATION        AS PART         ESTIMATED ANNUAL      FROM THE FUND
                                        FROM THE          OF FUND          BENEFITS UPON       COMPLEX PAID TO
              TRUSTEE                    FUND(2)        EXPENSES(3)        RETIREMENT(4)         TRUSTEES(5)
- -----------------------------------   ------------    ----------------    ----------------    ------------------
R. Craig Kennedy...................     $ 21,968           $ 0               2,500               $62,362
Philip P. Gaughan..................       21,928           $ 0               2,500               $63,250
Donald C. Miller...................       23,768           $ 0               2,500               $62,178
Jack E. Nelson.....................       23,858           $ 0               2,500               $62,362
Jerome L. Robinson.................       23,801           $ 0               2,500               $58,475
Wayne W. Whalen....................       17,553           $ 0               2,500               $49,875

- ---------------

(1) Messrs. Merritt and McDonnell, members of the board of the Trust during fiscal year 1994, were affiliated persons of the VK Adviser and did not receive compensation or retirement benefits directly from the Fund.

(2) Beginning in September 1994, each trustee, except Messrs. Gaughan and Whalen, began deferring his compensation paid by the Fund. The total amount of deferred compensation (including interest) accrued with respect to each trustee from the Fund, as of December 31, 1994 is as follows: Mr. Kennedy $14,737; Mr. Miller $14,553; Mr. Nelson $14,737; and Mr. Robinson $13,725.
    Compensation deferred by a trustee is invested in one or more VK Funds, including the Fund, until it is distributed to the trustee.

(3) The Retirement Plan commenced as of August 1, 1994 for the Fund. As of the end of the Fund's 1994 fiscal year, no amounts had been accrued for retirement benefits because such amounts were either zero or considered to be immaterial to the net assets of the Fund at such time. During the Fund's 1995 fiscal year, the Fund will accrue amounts for retirement benefits and include an amount, if any, for the Fund's 1994 fiscal year.

 4 This is the estimated annual benefits payable per year for the 10-year period commencing in the year of such Trustee's retirement by the Fund assuming: the trustee has 10 or more years of service on the board of the Fund, and retires at or after attaining the age of 60. Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the Fund may receive reduced retirement benefits from the Fund.

 5 Prior to the Consolidation, the Fund Complex consisted of the 20 VK Funds.
   The amounts shown in this column are accumulated from the Aggregate Compensation of such funds in the Fund Complex during the calendar year ended December 31, 1994. The VK Adviser also serves as investment adviser for other investment companies; however, with the exception of Messrs. McDonnell and Whalen, the trustees of the Board are not trustees of such investment companies. Combining the Fund Complex with the other investment companies advised by the VK Adviser, Mr. Whalen received Total Compensation of $161,850 during the calendar year ended December 31, 1994.

     The following table provides pro forma compensation information assuming the election of each nominee to the VK Board and the AC Board:

                         PRO FORMA COMPENSATION TABLE1

                                                        PENSION OR
                                       AGGREGATE        RETIREMENT                         TOTAL COMPENSATION
                                      COMPENSATION   BENEFITS ACCRUAL   ESTIMATED ANNUAL     FROM THE FUND
                                        FROM THE     AS PART OF FUND     BENEFITS UPON        COMPLEX PAID
              TRUSTEE                    FUND(2)       EXPENSES(3)       RETIREMENT(4)       TO TRUSTEES(5)
- ------------------------------------  ------------   ----------------   ----------------   ------------------
J. Miles Branagan...................                                                           [$84,000]
Dr. Richard E. Caruso...............                                                           [$84,000]
Philip P. Gaughan...................                                                           [$84,000]
Dr. Roger Hilsman...................                                                           [$84,000]
R. Craig Kennedy....................                                                           [$84,000]
Donald C. Miller....................                                                           [$84,000]
Jack E. Nelson......................                                                           [$84,000]
David Rees..........................                                                           [$84,000]
Jerome L. Robinson..................                                                           [$84,000]
Lawrence J. Sheehan.................                                                           [$84,000]
Dr. Fernando Sisto..................                                                           [$84,000]
Wayne W. Whalen.....................                                                           [$84,000]
William S. Woodside.................                                                           [$84,000]

- ---------------

(1) Messrs. McDonnell and Powell, members of the boards of trustees, are affiliated persons of the VK Adviser and the AC Adviser and will not receive compensation or retirement benefits directly from the VK Funds or AC Funds.

(2) Each Trustee will defer his aggregate compensation paid by the funds, except
    that Mr. Gaughan, Mr. Whalen and           will defer $          ,
    $          and           , respectively.

(3) Estimated Pension or Retirement Benefits Accrual As Part of Fund Expenses for the Fund during its next full fiscal year.

(4) This is the estimated annual benefits payable per year for the 10-year period commencing in the year of such Trustee's retirement by the Fund assuming: the Trustee has 10 or more years of service on the board of trustees of the Fund, retires at or after attaining the age of 60.
    Trustees retiring prior to the age of 60 or with fewer than 10 years of service for the Fund may receive reduced retirement benefits from the Fund.

(5) Following the Consolidation, the combined Fund Complex will consist of 49 mutual funds advised by the VK Adviser or the AC Adviser with the same members on such funds boards of trustees who are not affiliated with the VK Adviser or the AC Adviser. The amounts shown in this column are accumulated from the anticipated Aggregate Compensation of the funds in the combined Fund Complex during such funds' next full calendar year after the date of this Proxy. The VK Adviser and the AC Adviser also serve as investment adviser for other investment companies; [however, with the exception of Messrs. McDonnell and Whalen, the members of the combined board of trustees are not trustees of such investment companies]. Combining the Fund Complex with the other investment companies advised by the VK Adviser and the AC Adviser, it is anticipated that Mr. Whalen will receive Total
    Compensation of $      during such funds' next full calendar year after
    the date of this Proxy.

SHAREHOLDER APPROVAL

     The affirmative vote of a plurality of the Shares of the Trust present in person or by proxy is required to elect the nominees to the Trust. THE BOARDS OF TRUSTEES OF THE TRUST RECOMMEND A VOTE IN FAVOR OF EACH OF THE NOMINEES.

           PROPOSAL 3: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT
                                  FOR THE FUND

THE CURRENT INVESTMENT ADVISORY AGREEMENT

     The VK Adviser has acted as investment adviser and manager for the Fund since the commencement of the Fund's operations in 1985. The current investment advisory agreement (the "Current Agreement") between the Fund and the VK Adviser was last approved by a majority of the Trustees and by a majority of the Disinterested Trustees, voting in person at a meeting called for that purpose on May 8-9, 1995 to continue the Current Agreement for a period of one year. The Current Agreement was last approved by the shareholders of the VK Fund at a meeting held on January 14, 1993 relating to the acquisition of the VK Adviser's corporate parent by CDV Acquisition Corporation from Xerox Financial Services, Inc. A copy of the Current Agreement is attached hereto as Appendix B. The Current Agreement may be terminated by either party, at any time, without penalty, upon 60 days written notice, and will automatically terminate in the event of its assignment.

     The VK Adviser is a wholly-owned subsidiary of Van Kampen American Capital, which in turn is a wholly-owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is controlled, through the ownership of a substantial majority of its common stock, by The Clayton & Dubilier Private Equity Fund IV Limited Partnership ("C&D L.P."), a Connecticut limited partnership. C&D L.P. is managed by Clayton, Dubilier & Rice, Inc., a New York based private investment firm. The General Partner of C&D L.P. is Clayton & Dubilier Associates IV Limited Partnership ("C&D Associates L.P."). The general partners of C&D Associates L.P. are Joseph L. Rice, III, B. Charles Ames, William A. Barbe, Alberto Cribiore, Donald J.

Gogel, Leon J. Hendrix, Jr., Hubbard C. Howe and Andrall E. Pearson, each of whom is a principal of Clayton, Dubilier & Rice, Inc. In addition, certain officers, directors and employees of Van Kampen American Capital, Inc. own, in the aggregate, not more than 6% of the common stock of VK/AC Holding, Inc. and have the right to acquire, upon the exercise of options, approximately an additional 10% of the common stock of VK/AC Holding, Inc. Presently, and after giving effect to the exercise of such options, no officer or trustee of the Fund owns or would own 5% or more of the common stock of VKM Holding, Inc.

     The Current Agreement provides that the VK Adviser will supply investment research and portfolio management, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through which the Fund's portfolio transactions are executed. The VK Adviser also administers the business affairs of the Fund, furnishes offices, necessary facilities and equipment, provides administrative services, and permits its officers and employees to serve without compensation as trustees and officers of the Fund if duly elected to such positions.

     The Current Agreement provides that the VK Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which the Current Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the VK Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Current Agreement.

     The VK Adviser's activities are subject to the review and supervision of the VK Board to whom the VK Adviser renders regular periodic reports of the Fund's investment activities.

     For the services provided by the VK Adviser under the Current Agreement, the Fund pays the VK Adviser a fee (accrued daily and paid monthly) based on a percentage of the average daily net assets of the Fund as follows:

                                AVERAGE DAILY           FEE AS A PERCENT
                                  NET ASSETS            OF AVERAGE DAILY
                                  (MILLIONS)               NET ASSETS
                                -------------           ----------------
                        First   $100..................       0.500%
                        Next    $150..................       0.450%
                        Next    $250..................       0.425%
                        Over    $500..................       0.400%

     For the fiscal year ended December 31, 1994, advisory fees paid to the VK Adviser by the Fund were $5,028,401. For the fiscal year ended December 31, 1994, the Fund paid no brokerage commissions to any broker-dealer affiliated with the Fund, the VK Adviser or the Fund's administrator.

     Under the Current Agreement, the Fund pays all other expenses incurred in the operation of the Fund including, but not limited to, direct charges relating to the purchase and sale of its portfolio securities, interest charges, fees and expenses of legal counsel and independent auditors, taxes and governmental fees, cost of share certificates and any other expenses (including clerical expenses) of issuance, sale or repurchase of the Fund's Common Shares, expenses in connection with the Fund's Dividend Reinvestment Plan, membership fees in trade associations, expenses of registering and qualifying Shares of the Fund for sale under federal and state securities laws, expenses related to printing and distribution, expenses of filing reports and other documents filed with governmental agencies, expenses of annual and special meetings of trustees and shareholders, fees and disbursements of the transfer agents, custodians and sub-custodians, expenses of disbursing dividends and distributions, fees and out-of-pocket costs of the trustees, insurance premiums, indemnification and other expenses not expressly provided for in the Current Agreement, and any extraordinary expenses of a nonrecurring nature. The Fund also compensates the VK Adviser, the Distributor and Van Kampen American Capital for certain non-advisory services provided pursuant to agreements discussed below.

THE NEW INVESTMENT ADVISORY AGREEMENT

     The VK Board approved a proposed new investment advisory agreement (the "New Agreement") between the Fund and the VK Adviser on May 8-9, 1995, the form of which is attached hereto as Appendix C. The form of the New Agreement is substantially identical to the Current Agreement, except that the investment advisory fee would be based on a percentage of the average daily net assets of the Fund as follows:

    AVERAGE DAILY                                                           FEE AS A PERCENT
     NET ASSETS                                                             OF AVERAGE DAILY
     (MILLIONS)                                                                NET ASSETS
- ---------------------                                                       ----------------
First $500 million........................................................       0.525%
Next $500 million.........................................................       0.500%
Next $500 million.........................................................       0.475%
Over $1,500 million.......................................................       0.450%

     If the investment advisory fee proposed under the New Agreement had been in effect for the fiscal year ended December 31, 1994, advisory fees paid to the VK
Adviser by the Fund would have been $          , which is an increase of   %
over the amount actually paid for such fiscal year. The table below sets forth the expenses incurred by the Fund for its fiscal year ended December 31, 1994 and also sets forth pro forma expenses of the Fund assuming the New Agreement is approved by shareholders:

                                                    1994 EXPENSES                 PRO FORMA EXPENSES
                                            -----------------------------    -----------------------------
                                            CLASS A    CLASS B    CLASS C    CLASS A    CLASS B    CLASS C
                                            SHARES     SHARES     SHARES     SHARES     SHARES     SHARES
                                            -------    -------    -------    -------    -------    -------
Management Fees (as a percentage of average
  daily net assets)........................  0.42%      0.42%      0.42%
12b-1 Fees (as a percentage of average
  daily net assets)........................  0.24%      1.00%      1.00%
Other expenses (as a percentage of average
  daily net assets)........................  0.22%      0.29%      0.28%
Total (as a percentage of average
  daily net assets)........................  0.88%      1.71%      1.70%

EXAMPLES

     You would pay the following expenses on a $1,000 investment in the Fund, assuming (i) an operating expense ratio of 0.88% for Class A Shares, 1.71% for Class B Shares and 1.70% for Class C Shares, (ii) redemption at the end of each time period. The Fund does not charge a fee for redemptions (other than any applicable contingent deferred sales charge):

                                           1994 EXAMPLES                         PRO FORMA EXAMPLES
                                 ----------------------------------      ----------------------------------
                                 ONE      THREE     FIVE       TEN       ONE      THREE     FIVE       TEN
                                 YEAR     YEARS     YEARS     YEARS      YEAR     YEARS     YEARS     YEARS
                                 ----     -----     -----     -----      ----     -----     -----     -----
Class A Shares.................  $56       $74      $  94     $ 151
Class B Shares.................   57        89        108       170
Class C Shares.................   27        54         92       201

     An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of each period:

                                           1994 EXAMPLES                         PRO FORMA EXAMPLES
                                 ----------------------------------      ----------------------------------
                                 ONE      THREE     FIVE       TEN       ONE      THREE     FIVE       TEN
                                 YEAR     YEARS     YEARS     YEARS      YEAR     YEARS     YEARS     YEARS
                                 ----     -----     -----     -----      ----     -----     -----     -----
Class A Shares.................  $56       $74       $94      $ 151
Class B Shares.................   17        54        93        170
Class C Shares.................   17        54        92        201

     The "Examples" reflect expenses based on the "Annual Fund Operating Expenses" table as shown above carried out to future years. Due to the incremental "phase-in" of the Funds' 12b-1 plans and service plans, it is anticipated 12b-1 and service fees applicable to the Fund will increase in accordance with such plans to a maximum amount of 0.30% of the Fund's net assets. Accordingly, it is unlikely that future expenses as projected will remain consistent with those determined based on the table of the "Annual Fund Operating Expenses." The ten year amount with respect to the Class B Shares of the Fund reflects the lower aggregate 12b-1 and service fees applicable to such shares after conversion to Class A Shares. THE INFORMATION CONTAINED IN THE ABOVE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN.

     Background. The VK Adviser submitted a proposal to the Board to increase
the advisory fee on March   , 1995. The proposal set forth, among other things,
a proposed modification to the advisory fee structure, information concerning the Adviser, some comparative information with respect to advisory fees paid by other investment companies and VK information with respect to recent developments and trends with respect to mutual funds investing in municipal securities and insured municipal securities.

     After considering the factors they deemed appropriate to their deliberations, the Disinterested Trustees decided, pending further study and analysis, to defer the proposal and to retain a nationally recognized analytical services consultant to prepare a report evaluating the proposed fee increase based on publicly available industry data as an aid to the VK Board in its deliberations.

     On April 12, 1995, the Disinterested Trustees, together with their counsel, delivered to the VK Adviser a response to its proposal, which response requested additional information with respect to the proposed advisory fee increase.

     The VK Board met on May 8-9, 1995 in order to consider, among other things, the report of the analytical services consultant. Prior to the meeting, the VK Adviser presented for the VK Board's consideration materials in response to the Disinterested Trustees' request for additional information, including, among other things, materials with respect to: conditions and trends relating to the municipal securities market; fees and expenses, other than the advisory fee, payable by the Fund to the VK Adviser and its affiliates, including distribution expenses and expenses incurred under the non-advisory agreements discussed below; the profitability of the VK Adviser's mutual fund operations with respect to the Fund on a historical and pro forma basis; and the rationale underlying the proposed advisory fee structure. Representatives of the VK Adviser were present at the meeting to discuss the information provided to the trustees and answer such questions as were raised. After the VK Board discussed the materials provided by the VK Adviser in response to the Disinterested Trustee's request, the Disinterested Trustees caucused, with counsel, to further consider the proposed advisory fee increase. The report compared the Fund's current and historical expenses, advisory fees, performance and other indicia to a set of mutual funds selected by the analytical services consultant based on their similarity to the Fund with respect to asset size and portfolio strategy. These comparisons were made based on an analysis of the current advisory fee, other expenses and performance levels of the Fund and on a pro forma basis to reflect the VK Adviser's proposed fee structure. Representatives of the VK Adviser were present at the meeting to discuss the report with the VK Board and answer such questions as were raised.

     Trustees' Approval of the New Agreement. Based on its evaluation of the materials presented by the VK Adviser and the report of the independent analytical services consultant and assisted by the advice of counsel, the Independent Trustees approved the fee structure proposed by the VK Adviser in the New Agreement. Thereafter, on May 8-9, 1995, the VK Board, including the Disinterested Trustees, approved the terms of the New Agreement and the Trustees approved submitting the New Agreement for the consideration of the shareholders of the Fund.

     In reaching their decision to approve the New Agreement, the VK Board considered many factors including among others: the findings of the report from the independent analytical services consultant that the Fund's current management fee structure and total expense ratio were less than most comparable funds; an analysis of the Fund's pro forma advisory fee, total expense ratio and performance data; the increased complexity and sophistication of the securities which comprise a significant portion of the Fund's investment portfolio; the need of the VK Adviser to devote additional personnel and resources to managing the Fund and to retain key personnel currently employed by the VK Adviser in order to continue providing a comparable level of investment management services and that the short and long term record of investment performance under the VK Adviser were among the best in the industry.

     Shareholder Approval of the New Agreement. To become effective, the New Agreement must be approved by a majority of the outstanding voting securities of the Fund. The vote of a majority of the outstanding voting securities means the lesser of the vote of (i) 67% or more of the Shares entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding Shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding Shares. If the New Agreement is approved, it will be effective as of [July 30], 1995 and will continue until [July 30], 1997 and thereafter on an annual basis if specifically approved by the board of trustees of the Fund or the Shareholders and by the

Disinterested Trustees in compliance with the requirements of the 1940 Act. If the New Agreement is not approved at the Meeting, the Current Agreement will remain in effect until April 30, 1996 and thereafter on an annual basis if specifically approved by the trustees of the Trust or the shareholders and by the Disinterested Trustees of the Trust in compliance with the requirements of the 1940 Act.

     The New Agreement was approved by the VK Board after consideration of all factors which they determined to be relevant to their deliberations, including those discussed above. The VK Board also determined to submit the New Agreement for consideration by the shareholders. THE VK BOARD RECOMMENDS A VOTE FOR THE NEW AGREEMENT.

NON-ADVISORY AGREEMENTS

     The Fund has entered into certain other agreements with the VK Adviser, the Distributor or Van Kampen American Capital, as the case may be, as follows:

     Fund Accounting Agreement. The Fund has entered into an accounting services agreement with the VK Adviser pursuant to which the VK Adviser provides accounting services supplementary to those provided by the custodian of the Fund's assets. The VK Adviser believes that such services enable the Fund to more closely monitor and maintain its accounts and records. The Fund shares equally, together with the other mutual funds advised and distributed by the VK Adviser and the Distributor, respectively, in 25% of the cost of providing such services, with the remaining 75% of such cost being paid by the Fund and such other funds based proportionally based upon their respective net assets. Under the Fund Accounting Agreement, the Fund paid the VK Adviser $5,028,401 for the fiscal year ended December 31, 1994.

     Support Services Agreement. Under a support services agreement with the Distributor, the Fund receives support services for shareholders, including the handling of all written and telephonic communications, except initial order entry and other distribution related communications. Upon entering into such agreement, the Fund realized a reduction in the fee which would have been paid by the Fund to its transfer agent if the transfer agent had provided such services. Payment by the Fund for such services is made on a cost basis for the employment of the personnel and the equipment necessary to render the support services. The Fund and the other mutual funds advised and distributed by the VK Adviser and the Distributor, respectively share such costs proportionately among themselves based upon their respective net asset values. Under the Support Services Agreement, the Fund paid the Distributor $597,765 for the fiscal year ended December 31, 1994.

     Legal Services Agreement. The Fund has entered into a Legal Services Agreement pursuant to which Van Kampen American Capital provides legal services, including without limitation maintenance of the Fund's minute books and records, preparation and oversight of the Fund's regulatory reports, and other information provided to shareholders, as well as responding to day-to-day legal issues on behalf of the Fund. Management believes that Van Kampen American Capital can render such legal services on a more cost effective basis than other providers of such services. Payment by the Fund for such services is made on a cost basis for the employment of personnel as well as the overhead and equipment necessary to render such services. The Fund, and the other mutual funds advised and distributed by the VK Adviser and the Distributor, respectively share 50% of such costs equally. The remaining 50% of such costs are allocated to specific funds based on specific time allocations, or in the event services are attributable only to types of funds (i.e. closed-end or open-end), the relative amount of time spent on each type of fund and then further allocated among funds of that type based upon their respective net asset values. Under the Legal Services Agreement, the Fund paid Van Kampen American Capital $25,100 for the fiscal year ended December 31, 1994.

     [Distribution Agreement, Distribution Plan and Service Plan.] The Fund has executed a distribution agreement with the Distributor pursuant to which the Distributor, as principal underwriter, purchases Shares for resale to the public, either directly or through securities dealers, and is obligated to purchase only those Shares for which it has received purchase orders. Under the
Distribution Agreement, the Fund paid the Distributor $       for the fiscal
year ended December 31, 1994. The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its Shares. The Distribution Plan and the Service Plan provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of Shares in connection with distribution of the respective class of Shares and in connection with the provision of ongoing services to shareholders of each class. The Distribution Plan and the Service Plan are being implemented through an agreement with the Distributor, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers, NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance. Brokers, dealers and financial intermediaries that have entered into Selling Agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Fund may spend an aggregate amount of up to 0.30% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan. From such amount, the Fund may spend up to 0.25% per year of its average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by financial intermediaries and in connection with the maintenance of shareholders' accounts. The Fund pays the Distributor the lesser of the balance of the 0.30% not paid to such financial intermediaries or the amount of the Distributor's actual distribution related expenses. [In connection with the Consolidation, the Distributor has agreed to reduce the maximum amount of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and the Service Plan to 0.25% per year.]

     The Fund may spend up to 0.75% per year of its average daily net assets attributable to the Class B Shares pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by financial intermediaries and in connection with the maintenance of such shareholders' accounts.

     The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. From such amount, the Fund, or the Distributor as agent for the Fund, pays financial intermediaries in connection with the distribution of the Class C Shares up to 0.75% of the Fund's average daily net assets attributable to Class C Shares maintained in the Fund more than one year by such financial intermediary's customers. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by financial intermediaries and in connection with the maintenance of such shareholders' accounts.

     Amounts payable to the Distributor with respect to the Class A Shares under the Distribution Plan in a given year may not fully reimburse the Distributor for its actual distribution-related expenses during such year. In such event, with respect to the Class A Shares, there is no carryover of such reimbursement obligations to succeeding years.

     The Distributor's actual expenses with respect to Shares sold subject to a contingent deferred sales charge ("CDSC Shares") for any given year may exceed the amounts payable to the Distributor with respect to the CDSC Shares under the Distribution Plan, the Service Plan and payments received pursuant to the contingent deferred sales charge. In such event, with respect to the CDSC Shares, any unreimbursed expenses will be carried forward and paid by the Fund (up to the amount of the actual expenses incurred) in future years so long as such Distribution Plan is in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed distribution expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a particular CDSC Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such CDSC Share.

OFFICERS OF THE FUND

     The following table sets forth certain information concerning the principal executive officers of each of the 20 open-end and closed-end investment companies advised by the VK Adviser, including the Fund (other than information concerning Messrs. McDonnell and Powell, which is set forth above), each of whom holds the same office with each of the VK Funds.

     The officers of the Fund serve for one year or until their respective successors are chosen and qualified. The Fund's officers receive no compensation from the Fund but are also officers of the VK Adviser, the Distributor or Van Kampen American Capital (the Distributor's parent) and receive compensation in such capacities. Unless otherwise specified, the address of each of the following persons is One Parkview Plaza, Oakbrook Terrace, Illinois 60181.

                                  POSITIONS AND               OTHER PRINCIPAL OCCUPATIONS
      NAME AND AGE              OFFICES WITH FUND                   IN PAST 5 YEARS
- -------------------------  ----------------------------  -------------------------------------
Peter W. Hegel...........  Vice President                Senior Vice President and Portfolio
  Age: 38                                                  Manager of the Adviser. Vice
                                                           President of each of the VK Funds
                                                           and Closed End Funds.

                                  POSITIONS AND               OTHER PRINCIPAL OCCUPATIONS
      NAME AND AGE              OFFICES WITH FUND                   IN PAST 5 YEARS
- -------------------------  ----------------------------  -------------------------------------
Ronald A. Nyberg.........  Vice President and Secretary  Executive Vice President, General
  Age: 41                                                Counsel and Secretary of Van Kampen
                                                           American Capital; Executive Vice
                                                           President and a Director of the
                                                           Adviser and the Distributor. [Other
                                                           offices]. Vice President and
                                                           Secretary of each of the VK Funds
                                                           and Closed End Funds. Director of
                                                           ICI Mutual Insurance Co., a
                                                           provider of insurance to members of
                                                           the Investment Company Institute.
                                                           Prior to March 1990, Secretary of
                                                           Van Kampen Merritt Inc., the
                                                           Adviser and McCarthy, Crisanti &
                                                           Maffei, Inc.

Edward C. Wood III.......  Vice President, Treasurer     First Vice President of the Adviser.
  Age: 39                  and Chief Financial and       Vice President, Treasurer and Chief
                           Accounting Officer              Financial and Accounting Officer of
                                                           each of the VK Funds and Closed End
                                                           Funds.

Nicholas Dalmaso.........  Assistant Secretary           Attorney, Van Kampen American
  Age: 30                                                Capital. Prior to May 1992, attorney
                                                           for Cantwell & Cantwell, a Chicago
                                                           law firm.

Scott E. Martin..........  Assistant Secretary           First Vice President, Deputy General
  Age: 38                                                  Counsel and Assistant Secretary of
                                                           Van Kampen American Capital. First
                                                           Vice President, Deputy General
                                                           Counsel and Secretary of the
                                                           Adviser and the Distributor. [Other
                                                           offices]. Assistant Secretary of
                                                           each of the VK Funds and Closed End
                                                           Funds.
Weston B. Wetherell......  Assistant Secretary           Vice President, Associate General
  Age: 38                                                Counsel and Assistant Secretary of
                                                           Van Kampen American Capital, the
                                                           Adviser and the Distributor and an
                                                           Assistant Secretary of McCarthy,
                                                           Crisanti & Maffei, Inc. Assistant
                                                           Secretary of each of the VK Funds
                                                           and Closed End Funds.
John L. Sullivan.........  Controller                    Vice President of the Adviser.
  Age: 39                                                Controller of each of the VK Funds
                                                           and Closed End Funds.
Stephen M. Hill..........  Assistant Treasurer           Assistant Vice President of the
  Age: 30                                                Adviser. Assistant Treasurer of each
                                                           of the VK Funds and Closed End
                                                           Funds.

                                ---------------

     With respect to the Fund, as of May , 1995, the trustees and officers as a group (14 persons) owned less than 1% of the outstanding Shares of each of the Fund. At such date the "interested persons" of the Fund as a group owned an aggregate of less than 5% of the outstanding shares of Common Stock of [Describe Stock Ownership].

SHAREHOLDER APPROVAL

     The vote of a majority of the outstanding voting securities of the Fund is required for approval of this Proposal 3. The affirmative vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of
(i) 67% or more of the voting securities entitled to vote thereon present in person or by proxy at a meeting, if holders of more than 50% of the outstanding voting securities are present in person or represented by proxy at such meeting, or (ii) more than 50% of the outstanding voting securities of a fund. The holders of Class A Shares, Class B Shares and Class C Shares of the Fund will vote together as a single class for this Proposal 3. THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL 3.

      PROPOSAL 4: RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The VK Board, including a majority of the Disinterested Trustees, have selected the firm of KPMG Peat Marwick LLP, independent certified public accountants, to examine the financial statements for the current fiscal year of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants. It is expected that KPMG Peat Marwick LLP will also act as independent certified public accountants for VK/AC Holding, Inc., Van Kampen American Capital, the VK Adviser and the Distributor.

     Representatives of KPMG Peat Marwick LLP are expected to be present at the Meeting and will be available to respond to questions from shareholders and will have the opportunity to make a statement if they so desire.

SHAREHOLDER APPROVAL

     The shareholders, voting as a single class, are entitled to vote on this issue. An affirmative vote of a majority of the Shares of the Fund present in person or by proxy and voting is required to ratify the selection of the accountants for the Fund. THE VK BOARD RECOMMENDS A VOTE "FOR" RATIFICATION OF KPMG PEAT MARWICK LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR OF THE FUND ENDING DECEMBER 31, 1995.

                                    EXPENSES

     Van Kampen American Capital will initially bear the expense of preparing, printing and mailing the enclosed form of proxy, the accompanying Notice, this Proxy Statement and all other related costs in connection with the solicitation of proxies with respect to the Consolidation, which shall include reimbursement to banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Shares of the Fund (the "Proxy Expense"). During the five-year period ending on the fifth anniversary of the consummation of the Consolidation, if the Fund realizes a benefit resulting from the Consolidation, the Fund will reimburse Van Kampen American Capital in an amount equal to the lesser of (i) the amount of such benefit or (ii) the Fund's pro rata share of the Proxy Expense. In no event shall the unreimbursed Proxy Expense born by Van Kampen American Capital accrue interest or bear any other type of carrying charge. The Fund shall not reimburse Van Kampen American Capital from any benefit received after the fifth anniversary of the consummation of the Consolidation.

     In order to obtain the necessary quorum at the Meeting, additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Fund, the VK Adviser or Van Kampen American Capital, or by dealers or their representatives or by Applied Mailing Systems, a
solicitation firm located in [          ].

                             SHAREHOLDER PROPOSALS

     As a general matter, the Fund does not hold regular annual meetings of shareholders. Any shareholder who wishes to submit proposals for consideration at a meeting of the Fund should send such proposal to the Fund at One Parkview Plaza, Oakbrook Terrace, Illinois 60181. To be considered for presentation at a shareholders' meeting, rules promulgated by the SEC Commission require that, among other things, a shareholder's proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

                                    GENERAL

     Management of the Fund does not intend to present and does not have reason to believe that others will present any other items of business at the Meeting. However, if other matters are properly presented to the Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

     A list of shareholders of the Fund entitled to be present and vote at the Meeting will be available at the offices of the Fund, One Parkview Plaza, Oakbrook Terrace, Illinois 60181, for inspection by any shareholder during regular business hours for ten days prior to the date of the Meeting.

     Failure of a quorum to be present at the Meeting will necessitate adjournment and will subject the Fund to additional expense.

     IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 RONALD A. NYBERG, Vice President and Secretary

June 2, 1995

                                                                      APPENDIX A

              AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION

     AGREEMENT AND PLAN OF REORGANIZATION AND LIQUIDATION dated as of         ,
1995 (the "Agreement") between Van Kampen Merritt                     a
Massachusetts business trust (the "Van Kampen Trust"), on behalf of its
sub-trust, Van Kampen Merritt                (the "Van Kampen Fund"), and Van
Kampen Merritt                , a Delaware business trust (the "New Trust"), on
behalf of its series, Van Kampen Merritt                     Fund (the "New
Fund").

     WHEREAS the Van Kampen Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS the Van Kampen Trust is authorized to issue an unlimited number of shares of beneficial interest without par value;

     WHEREAS the New Trust was organized pursuant to an Agreement and
Declaration of Trust dated May   , 1995, and is presently authorized to
establish and designate separate series thereof which may issue shares of beneficial interest, without par value, including shares of a series such as the New Fund;

     WHEREAS, for good and sufficient business reasons the parties desire to change the place of organization of the Van Kampen Trust and Van Kampen Fund; and

     WHEREAS, the parties intend that this transaction (the "Reorganization") qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

     NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

     1. Plan of Reorganization. The Van Kampen Fund shall, prior to the Effective Time of the Reorganization, as defined below, transfer all of its business and assets and assign all of its liabilities to the New Fund, and the New Fund shall acquire all such business and assets and shall assume all such liabilities of the Van Kampen Fund in exchange for delivery to the Van Kampen Fund of a number of shares of the New Fund (both full and fractional) equivalent to the number of shares of the Van Kampen Fund outstanding immediately prior to the Effective Time of the Reorganization. All debts, liabilities, obligations and duties of the Van Kampen Fund, to the extent that they exist at or after the Effective Time of the Reorganization, shall after the Effective Time of the Reorganization attach to the New Fund and may be enforced against the New Fund to the same extent as if the same had been incurred by the New Fund.

     2. Liquidation and Dissolution of the Van Kampen Fund. At the Effective Time of the Reorganization, the Van Kampen Fund will liquidate and the shares of the New Fund (both full and fractional) received by the Van Kampen Fund will be distributed to the shareholders of the Van Kampen Fund in exchange for their shares of the Van Kampen Fund, each shareholder to receive a number of shares of the New Fund equal to the number of shares of the Van Kampen Fund held by such person. Such liquidation and distribution will be accompanied by the establishment of an open account on the share records of the New Fund in the name of each shareholder of the Van Kampen Fund and representing the respective pro rata number of shares of the New Fund due such shareholder. Certificates for shares of the Van Kampen Fund issued prior to the Reorganization shall represent outstanding shares of the New Fund after the Effective Time of the

Reorganization. As soon as practicable after the Effective Time of the Reorganization, the Van Kampen Trust shall file with the Trust Division of the Secretary of State of the Commonwealth of Massachusetts (the "Division") a copy of the resolutions of its Trustees to terminate the Van Kampen Trust, in such form as shall be satisfactory to the Division, and which resolutions shall include the exact date of the Van Kampen Trust's termination and shall take, in accordance with Massachusetts law, all other steps as shall be necessary and proper to effect a complete dissolution of the Van Kampen Trust and the Van Kampen Fund.

     3. Issued Share. Prior to the Effective Time of the Reorganization and after the Van Kampen Fund has taken the actions authorized by shareholders of the Van Kampen Fund pursuant to Section 4(f) hereof, the single share of the New Fund heretofore held by the Van Kampen Fund shall be redeemed and canceled by the New Fund.

     4. Conditions Precedent. The obligations of the Van Kampen Fund, the New Trust and the New Fund to effectuate the Plan of Reorganization and Liquidation hereunder shall be subject to the satisfaction of each of the following conditions:

          (a) Such authority, including "no-action" letters and orders from the Securities and Exchange Commission (the "Commission") and state securities commissions as may be necessary to permit the parties to carry out the transactions contemplated by this Agreement, shall have been received.

          (b) One or more post-effective amendments to the Registration Statement of the Van Kampen Trust on Form N-1A under the Securities Act of 1933 and the 1940 Act, containing (i) such amendments to such Registration Statement as are determined by the Board of Trustees of the Van Kampen Trust to be necessary and appropriate as a result of the Plan of Reorganization and Liquidation and (ii) the adoption by the New Trust of such Registration Statement as its own, on behalf of the New Fund, shall have been filed with the Commission and such post-effective amendment or amendments to the Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the Commission (and not withdrawn or terminated).

          (c) Each party shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom that both the New Trust and New Fund are duly formed and existing under the laws of the State of Delaware and that the shares of the New Trust to be issued pursuant to the terms of this Agreement have been duly authorized, and, when issued and delivered as provided in this Agreement, will have been validly issued, fully paid and nonassessable.

          (d) Each party shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom to the effect that the reorganization contemplated by this Agreement qualifies as a "reorganization" under Section 368(a)(1) of the Code, and each party shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom to the effect that each series established pursuant to the Agreement and Declaration of Trust of the New Trust will be treated as a separate association taxable as a corporation for federal income tax purposes which potentially qualifies as a regulated investment company under the Code to the extent that the New Fund complies with the requirements of Section 851 of the Code.

          (e) The shares of the New Fund shall have been duly qualified for offering to the public in all states of the United States, the Commonwealth of Puerto Rico and the District of Columbia (except where such qualifications are not required) so as to permit the transfers contemplated by this Agreement to be consummated.

          (f) A vote approving this Agreement and the reorganization contemplated hereby shall have been adopted by at least a majority of the outstanding shares of beneficial interest of the Van Kampen Fund entitled to vote at an annual or special meeting and the shareholders of the Van Kampen Fund shall have voted at such meeting to direct the Van Kampen Fund to vote, and the Fund shall have voted, as the sole shareholder of the New Fund to:

             (1) elect the Nominees set forth in the Proxy Statement delivered to the shareholders of the Van Kampen Fund as Trustees of the Trust;

             (2) approve an Investment Advisory Agreement (the "Advisory Agreement") between the New Fund and Van Kampen American Capital Investment Advisory Corp.;

             (3) approve a Plan of Distribution under Rule 12b-1 with respect to each class of shares of the New Fund (the "Plans of Distribution"); and

             (4) ratify the selection of KPMG Peat Marwick LLP as the New Fund's
        independent auditors for the fiscal year ending                      .

          (g) The Trustees of the New Trust shall have taken the following actions at a meeting duly called for such purposes:

             (1) approval of the Advisory Agreement;

             (2) approval of an Underwriting Agreement between the New Fund and Van Kampen American Capital Distributors, Inc.;

             (3) approval of the Plans of Distribution;

             (4) selection of KPMG Peat Marwick LLP as the New Fund's
        independent auditors for the fiscal year ending                      ;

             (5) authorization of the issuance by the New Trust, prior to the Effective Time of the Reorganization, of one share of the New Fund to the Van Kampen Fund in consideration for the payment of [$15.00] for the purpose of enabling the Van Kampen Fund to vote on the matters referred to in paragraph (f) in this Section 4;

             (6) submission of the matters referred to in paragraph (f) of this
        Section 4 to the Van Kampen Fund as the sole shareholder of the New Fund; and

             (7) authorization of the issuance by the New Trust of shares of the New Fund at the Effective Time of the Reorganization in exchange for the assets of the Fund pursuant to the terms and provisions of this Agreement.

At any time prior to the Effective Time of the Reorganization, any of the foregoing conditions may be waived by the Board of Trustees of the Van Kampen Trust if, in the judgment of such Board, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Van Kampen Fund.

     5. Effective Time of the Reorganization. The exchange of the Van Kampen Fund's business and assets for shares of the New Fund shall be effective as of
5:00 P.M., Delaware Time on             , 1995 or at such other time and date as
fixed by the mutual consent of the parties (the "Effective Time of the Reorganization").

     6. Termination. The Trustees of the Van Kampen Trust and the Trustees of the New Trust may terminate this Agreement and abandon the reorganization contemplated hereby, notwithstanding approval thereof by the shareholders of the Van Kampen Fund at any time prior to the Effective Time of the Reorganization, if circumstances should develop that, in their judgment, make proceeding with this Agreement inadvisable.

     7. Limitation of Liability of the Trustees and Shareholders. Each of the Van Kampen Trust and the New Trust acknowledge and agree that, pursuant to the Agreement and Declaration of Trust of both the Van Kampen Trust and the New Trust, shareholders, trustees, officers, employees or agents of the Trust shall not personally be bound by or liable under this Agreement, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

                                               ---------------------------------
                                          By:
                                               ---------------------------------
                                           Its:
                                               ---------------------------------

                                               ---------------------------------
                                          By:
                                               ---------------------------------
                                           Its:
                                               ---------------------------------

                                               ---------------------------------
                                          By:
                                               ---------------------------------
                                           Its:
                                               ---------------------------------

                                                                      APPENDIX B

                 FORM OF CURRENT INVESTMENT ADVISORY AGREEMENT

     THIS INVESTMENT ADVISORY AGREEMENT dated as of                   , by and
between VAN KAMPEN MERRITT TAX FREE FUND, a Massachusetts business trust (the "Trust"), on behalf of its sub-trust, the VAN KAMPEN MERRITT INSURED TAX FREE INCOME FUND (the "Fund") and VAN KAMPEN MERRITT INVESTMENT ADVISORY CORP. (the "Adviser"), a Delaware corporation.

     1. (a) Retention of Adviser by Fund. The Fund hereby employs the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer its affairs to the extent requested by, and subject to the review and supervision of, the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as may from time to time be in force and delivered or made available to the Adviser.

     (b) Adviser's Acceptance of Employment. The Adviser accepts such employment and agrees during such period to render such services, to supply investment research and portfolio management (including without limitation the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed, in accordance with the policies adopted by the Fund and its Board of Trustees), to administer the business affairs of the Fund, to furnish offices and necessary facilities and equipment to the Fund, to provide administrative services for the Fund, to render periodic reports to the Board of Trustees of the Fund, and to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

     (c) Independent Contractor. The Adviser shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed as agent of the Fund.

     (d) Non-Exclusive Agreement. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

     2. (a) Fee. For the services and facilities described in Section 1, the Fund will pay to the Adviser at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the Fund of as set forth below:

              0.500 of 1% for the first $500 Million
              0.475 of 1% for the next $500 Million
              0.450 of 1% for the next $2 Billion
              0.425 thereafter

     (b) Expense Limitation. The Adviser's compensation for any fiscal year of the Fund shall be reduced by the amount, if any, by which the Fund's expense for such fiscal year exceed the most restrictive applicable expense jurisdiction in which the Fund's shares are qualified for offer and sale, as such limitations set forth in the most recent notice thereof furnished by the Adviser to the Fund. For purposes of this paragraph there shall be excluded from computation of the Fund's expenses any amount borne directly or indirectly by the Fund which is permitted to be excluded from the computation of such limitation by such statute or regulatory authority. If for any month expenses of the Fund properly included in such calculation exceed 1/12 of the amount permitted annually by the most restrictive applicable expense limitation, the payment to the Adviser for that month shall be reduced, and, if necessary, the Adviser shall make a refund payment to the Fund, so that the total net expense for the month will not exceed 1/12 of such amount. As of the end of the Fund's fiscal year, however, the computations and payments shall be readjusted so that the aggregate compensation payable to the Adviser for the year is equal to the fee set forth in subsection (a) of this Section 2, diminished to the extent necessary so that the expenses for the year do not exceed those permitted by the applicable expense limitation.

     (c) Determination of Net Asset Value. The net asset value of the Fund shall be calculated as of the close of the New York Stock Exchange on each day the Exchange is open for trading or such other time or times as the trustees may determine in accordance with the provisions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as from time to time in force. For the purpose of the foregoing computations, on each day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Fund shall be deemed to be the net asset value of such share as of the close of business of the last day on which such calculation was made.

     (d) Proration. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Adviser's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

     3. Expenses. In addition to the fee of the Adviser, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Fund as provided above. The Adviser shall not be required to pay, and the Fund shall assume and pay, the charges and expenses of its operations, including compensation of the trustees (other than those who are interested persons of the Adviser and other than those who are interested persons of the distributor of the Fund but not of the Adviser, if the distributor has agreed to pay such compensation), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, cost of listing shares on the New York Stock Exchange or other exchange interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from the Adviser without first obtaining the written approval of the Adviser. The Adviser shall arrange, if desired by the Fund, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

     4. Interested Persons. Subject to applicable statutes and regulations, it is understood that trustees, officers, shareholders and agents of the Fund are or may be interested in the Adviser as directors, officers, shareholders, agents or otherwise and that the directors, officers, shareholders and agents of the Adviser may be interested in the Fund as trustees, officers, shareholders, agents or otherwise.

     5. Liability. The Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     6. (a) Term. This Agreement shall become effective on the date hereof and shall remain in full force until the second anniversary of the date hereof unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940, as amended.

     (b) Termination. This Agreement shall be submitted to the shareholders of the Fund for approval at the first shareholders meeting and shall automatically terminate if not approved by a majority of the shares of the Fund present and voting at such meeting. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on sixty days' written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding shares of stock of the Fund, accompanied by appropriate notice. This Agreement may be terminated at any time without the payment of any penalty and without advance notice by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

     (c) Payment Upon Termination. Termination of this Agreement shall not affect the right of the Adviser to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

     7. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

     8. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     9. Disclaimer. The Adviser acknowledges and agrees that, as provided by
Section 5.5 of the Declaration of Trust of the Trust, the shareholders, trustees, officers, employees and other agents of the Trust and the Fund shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year first above written.

                                          VAN KAMPEN MERRITT INVESTMENT ADVISORY
                                          CORP.

                                          By:
                                             ---------------------------------
                                             President

                                          VAN KAMPEN MERRITT [            ], on
                                          behalf of its sub-trust Van Kampen
                                          Merritt [             ] Fund

                                          By:
                                             ----------------------------------
                                             President

                                                                      APPENDIX C

                   FORM OF NEW INVESTMENT ADVISORY AGREEMENT

     THIS INVESTMENT ADVISORY AGREEMENT dated as of                   , by and
between VAN KAMPEN AMERICAN CAPITAL TAX FREE FUND, a Delaware business trust (the "Trust"), on behalf of its series, the VAN KAMPEN AMERICAN CAPITAL INSURED TAX FREE INCOME FUND (the "Fund") and VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. (the "Adviser"), a Delaware corporation.

     1. (a) Retention of Adviser by Fund. The Fund hereby employs the Adviser to act as the investment adviser for and to manage the investment and reinvestment of the assets of the Fund in accordance with the Fund's investment objective and policies and limitations, and to administer its affairs to the extent requested by, and subject to the review and supervision of, the Board of Trustees of the Fund for the period and upon the terms herein set forth. The investment of funds shall be subject to all applicable restrictions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as may from time to time be in force and delivered or made available to the Adviser.

     (b) Adviser's Acceptance of Employment. The Adviser accepts such employment and agrees during such period to render such services, to supply investment research and portfolio management (including without limitation the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed, in accordance with the policies adopted by the Fund and its Board of Trustees), to administer the business affairs of the Fund, to furnish offices and necessary facilities and equipment to the Fund, to provide administrative services for the Fund, to render periodic reports to the Board of Trustees of the Fund, and to permit any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions.

     (c) Independent Contractor. The Adviser shall be deemed to be an independent contractor under this Agreement and, unless otherwise expressly provided or authorized, shall have no authority to act for or represent the Fund in any way or otherwise be deemed as agent of the Fund.

     (d) Non-Exclusive Agreement. The services of the Adviser to the Fund under this Agreement are not to be deemed exclusive, and the Adviser shall be free to render similar services or other services to others so long as its services hereunder are not impaired thereby.

     2. (a) Fee. For the services and facilities described in Section 1, the Fund will pay to the Adviser at the end of each calendar month an investment management fee equal to a percentage of the average daily net assets of the Fund as set forth below:

        0.525 of 1% for the first $500 million
        0.500 of 1% for the next $500 million
        0.475 of 1% for the next $500 million
        0.450 of 1% thereafter

     (b) Expense Limitation. The Adviser's compensation for any fiscal year of the Fund shall be reduced by the amount, if any, by which the Fund's expense for such fiscal year exceed the most restrictive applicable expense jurisdiction in which the Fund's shares are qualified for offer and sale, as such limitations set forth in the most recent notice thereof furnished by the Adviser to the Fund. For purposes of this paragraph there shall be excluded from computation of the Fund's expenses any amount borne directly or indirectly by the Fund which is permitted to be excluded from the computation of such limitation by such statute or regulatory authority. If for any month expenses of the Fund properly included in such calculation exceed 1/12 of the amount permitted annually by the most restrictive applicable expense limitation, the payment to the Adviser for that month shall be reduced, and, if necessary, the Adviser shall make a refund payment to the Fund, so that the total net expense for the month will not exceed 1/12 of such amount. As of the end of the Fund's fiscal year, however, the computations and payments shall be readjusted so that the aggregate compensation payable to the Adviser for the year is equal to the fee set forth in subsection (a) of this
Section 2, diminished to the extent necessary so that the expenses for the year do not exceed those permitted by the applicable expense limitation.

     (c) Determination of Net Asset Value. The net asset value of the Fund shall be calculated as of the close of the New York Stock Exchange on each day the Exchange is open for trading or such other time or times as the trustees may determine in accordance with the provisions of applicable law and of the Declaration of Trust and By-Laws of the Trust, and resolutions of the Board of Trustees of the Fund as from time to time in force. For the purpose of the foregoing computations, on each day when net asset value is not calculated, the net asset value of a share of beneficial interest of the Fund shall be deemed to be the net asset value of such share as of the close of business of the last day on which such calculation was made.

     (d) Proration. For the month and year in which this Agreement becomes effective or terminates, there shall be an appropriate proration of the Adviser's fee on the basis of the number of days that the Agreement is in effect during such month and year, respectively.

     3. Expenses. In addition to the fee of the Adviser, the Fund shall assume and pay any expenses for services rendered by a custodian for the safekeeping of the Fund's securities or other property, for keeping its books of account, for any other charges of the custodian and for calculating the net asset value of the Fund as provided above. The Adviser shall not be required to pay, and the Fund shall assume and pay, the charges and expenses of its operations, including compensation of the trustees (other than those who are interested persons of the Adviser and other than those who are interested persons of the distributor of the Fund but not of the Adviser, if the distributor has agreed to pay such compensation), charges and expenses of independent accountants, of legal counsel and of any transfer or dividend disbursing agent, costs of acquiring and disposing of portfolio securities, cost of listing shares on the New York Stock Exchange or other exchange interest (if any) on obligations incurred by the Fund, costs of share certificates, membership dues in the Investment Company Institute or any similar organization, costs of reports and notices to shareholders, costs of registering shares of the Fund under the federal securities laws, miscellaneous expenses and all taxes and fees to federal, state or other governmental agencies on account of the registration of securities issued by the Fund, filing of corporate documents or otherwise. The Fund shall not pay or incur any obligation for any management or administrative expenses for which the Fund intends to seek reimbursement from the Adviser without first obtaining the written approval of the Adviser. The Adviser shall arrange, if desired by the Fund, for officers or employees of the Adviser to serve, without compensation from the Fund, as trustees, officers or agents of the Fund if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

     4. Interested Persons. Subject to applicable statutes and regulations, it is understood that trustees, officers, shareholders and agents of the Fund are or may be interested in the Adviser as directors, officers, shareholders, agents or otherwise and that the directors, officers, shareholders and agents of the Adviser may be interested in the Fund as trustees, officers, shareholders, agents or otherwise.

     5. Liability. The Adviser shall not be liable for any error of judgment or of law, or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

     6. (a) Term. This Agreement shall become effective on the date hereof and shall remain in full force until the second anniversary of the date hereof unless sooner terminated as hereinafter provided. This Agreement shall continue in force from year to year thereafter, but only as long as such continuance is specifically approved at least annually in the manner required by the Investment Company Act of 1940, as amended.

     (b) Termination. This Agreement shall be submitted to the shareholders of the Fund for approval at the first shareholders meeting and shall automatically terminate if not approved by a majority of the shares of the Fund present and voting at such meeting. This Agreement shall automatically terminate in the event of its assignment. This Agreement may be terminated at any time without the payment of any penalty by the Fund or by the Adviser on sixty days' written notice to the other party. The Fund may effect termination by action of the Board of Trustees or by vote of a majority of the outstanding shares of stock of the Fund, accompanied by appropriate notice. This Agreement may be terminated at any time without the payment of any penalty and without advance notice by the Board of Trustees or by vote of a majority of the outstanding shares of the Fund in the event that it shall have been established by a court of competent jurisdiction that the Adviser or any officer or director of the Adviser has taken any action which results in a breach of the covenants of the Adviser set forth herein.

     (c) Payment Upon Termination. Termination of this Agreement shall not affect the right of the Adviser to receive payment on any unpaid balance of the compensation described in Section 2 earned prior to such termination.

     7. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder shall not be thereby affected.

     8. Notices. Any notice under this Agreement shall be in writing, addressed and delivered or mailed, postage prepaid, to the other party at such address as such other party may designate for the receipt of such notice.

     9. Disclaimer. The Adviser acknowledges and agrees that, as provided by
Section 5.5 of the Declaration of Trust of the Trust, the shareholders, trustees, officers, employees and other agents of the Trust and the Fund shall not personally be bound by or liable hereunder, nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder.

     IN WITNESS WHEREOF, the Fund and the Adviser have caused this Agreement to be executed on the day and year first above written.

                                          VAN KAMPEN AMERICAN CAPITAL INVESTMENT
                                          ADVISORY CORP.

                                          By:
                                              ----------------------------------
                                              President

                                          VAN KAMPEN AMERICAN CAPITAL TAX FREE
                                          FUND, on behalf of its series Van
                                          Kampen American Capital Insured Tax
                                          Free Income Fund

                                          By:
                                              ----------------------------------
                                              President

                                                                      APPENDIX D

     The investment objective of the Fund is to seek high current income. The table below sets forth, for each investment company advised by the VK Adviser [with a similar investment objective], such fund's net assets as of December 31, 1994 and the rate at which it compensates the VK Adviser for investment advisory services. Funds for which the VK Adviser has waived or reduced its compensation are marked by an "*".

                                                            NET ASSETS
                                                               AS OF
                                                           DECEMBER 31,
                             FUNDS                             1994                       ADVISORY FEE SCHEDULE
      ---------------------------------------------------  -------------     ------------------------------------------------
A.    Insured Tax Free Income Fund                         $1,187,494,291    First $100 Million .500 of 1%
      California Insured Tax Free Fund                     $  155,323,062    Next $150 Million .450 of 1%
                                                                             Next $250 Million .425 of 1%
                                                                             Over $500 Million .400 of 1%

B.    Tax Free High Income Fund                            $  750,230,018    First $500 Million .500 of 1%
      Municipal Income Fund                                $  683,883,431    Over $500 Million .450 of 1%
      Limited Term Municipal Income Fund                   $   38,345,567
      Florida Insured Tax Free Income Fund                 $   20,375,201

C.    New Jersey Tax Free Income Fund                      $   10,374,185    First $500 Million .600 of 1%
      New York Tax Free Income Fund                        $   11,816,338    Over $500 Million .500 of 1%
      Growth & Income Fund                                 $   83,025,763
      Pennsylvania Tax Free Income Fund                    $  253,627,524

D.    High Yield Fund                                      $  290,747,895    First $500 Million .750 of 1%
                                                                             Over $500 Million .650 of 1%

E.    Short Term Global Income Fund                        $  257,777,895    .55 of 1% of Average Daily Net Assets

F.    Adjustable Rate U.S. Government Fund                 $   30,909,390    First $500 Million .600%
                                                                             Next $500 Million .550%
                                                                             Next $2 Billion .500%
                                                                             Next $2 Billion .475%
                                                                             Next $2 Billion .450%
                                                                             Next $2 Billion .425%
                                                                             Thereafter .400%

G.    Strategic Income Fund                                $   72,864,155    First $500 Million .750 of 1%
                                                                             Over $500 Million but Less
                                                                             Than $1 Billion .700 of 1%
                                                                             Over $1 Billion .650 of 1%

H.    Utility Fund                                         $  133,558,947    First $500 Million .650 of 1%
                                                                             Over $500 Million but Less
                                                                             Than $1 Billion .600 of 1%
                                                                             Over $1 Billion .550 of 1%

I.    Balanced Fund                                        $   11,392,684    First $500 Million .700 of 1%
                                                                             Over $500 Million .650 of 1%

J.    Money Market Fund                                    $   32,611,331    First $250 Million .500 of 1%
                                                                             Next $250 Million .475 of 1%
                                                                             Next $250 Million .425 of 1%
                                                                             Over $750 Million .275 of 1%

                                                            NET ASSETS
                                                               AS OF
                                                           DECEMBER 31,
                             FUNDS                             1994                       ADVISORY FEE SCHEDULE
      ---------------------------------------------------  -------------     ------------------------------------------------
K.    U.S. Government Fund                                 $3,388,147,431    First $500 Million .550 of 1%
                                                                             Next $500 Million .525 of 1%
                                                                             Next $2 Billion .500 of 1%
                                                                             Next $2 Billion .475 of 1%
                                                                             Next $2 Billion .450 of 1%
                                                                             Next $2 Billion .425 of 1%
                                                                             Thereafter .400 of 1%

L.    Tax Free Money Fund*                                 $   34,699,898    First $500 Million .500 of 1%
                                                                             Next $500 Million .475 of 1%
                                                                             Next $500 Million .425 of 1%
                                                                             Over $1.5 Billion .375 of 1%

M.    Emerging Markets Income Fund                         $    7,680,115    First $500 Million 1.00%
                                                                             Next $500 Million .950%
                                                                             Thereafter .900%

N.    Investment Grade Municipal Trust                     $   75,001,835    .60% Average Daily Managed Assets of the Fund
      Trust for Insured Municipals                         $  232,632,425

O.    Municipal Income Trust                               $  422,761,959    .60% Average Weekly Managed Assets of the Fund
      California Municipal Trust                           $   50,724,719    .65% Average Daily Managed Assets of the Fund
      Trust for Investment Grade Municipals                $  666,109,053
      Trust for Investment Grade California Municipals     $  110,766,654
      Trust for Investment Grade New York Municipals       $  149,880,448
      Trust for Investment Grade Pennsylvania Municipals   $  181,362,001
      Trust for Investment Grade Florida Municipals        $  103,260,638
      Trust for Investment Grade New Jersey Municipals     $   98,343,596
      Municipal Opportunity Trust                          $  369,598,387
      Advantage Municipal Income Trust                     $  455,248,392
      Advantage Pennsylvania Municipal Income Trust        $  103,700,247
      New Jersey Value Municipal Income Trust              $   55,022,867
      Ohio Value Municipal Income Trust                    $   35,843,288
      Massachusetts Value Municipal Income Trust           $   57,243,992
      Strategic Sector Municipal Trust                     $  227,469,820
      California Value Municipal Income Trust              $  135,203,312
      Pennsylvania Value Municipal Income Trust            $  101,016,406
      Value Municipal Income Trust                         $  527,021,241
      Florida Municipal Opportunity Trust                  $   35,984,381
      Municipal Opportunity Trust II                       $  255,910,631
      Advantage Municipal Income Trust II                  $  455,248,392

P.    Municipal Trust                                      $  825,303,513    .70% Average Daily Managed Assets of the Fund
      California Quality Municipal Trust                   $  213,117,943
      New York Quality Municipal Trust                     $  129,938,058
      Pennsylvania Quality Municipal Trust                 $  187,828,498
      Florida Quality Municipal Trust                      $   48,708,725
      Ohio Quality Municipal Trust                         $   97,774,889
      Select Sector Municipal Trust                        $   87,468,074

Q.    Intermediate Term High Income Trust                  $  135,890,291    .75% Average Weekly Managed Assets of the Fund
      Limited Term High Income Trust                       $  104,361,283

R.    Prime Rate Income Trust                              $1,627,722,767    .95% Average Weekly Managed Assets of the Fund

                               VAN KAMPEN MERRITT
                          INSURED TAX FREE INCOME FUND
                 JOINT MEETING OF SHAREHOLDERS -- JULY 21, 1995
               PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

    The undersigned holder of common shares of beneficial interest, without par value, of VAN KAMPEN MERRITT INSURED TAX FREE INCOME FUND (the "Fund"), a sub-trust of Van Kampen Merritt Tax Free Fund (the "Trust"), a Massachusetts business trust, hereby appoints Ronald A. Nyberg and Edward C. Wood, III, and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Meeting of Shareholders to be held at the offices of Van Kampen American Capital, Inc., One Parkview Plaza, Oakbrook Terrace, IL 60181, on Friday, July 21, 1995 at 2:30 p.m., and at any and all adjournments thereof (the "Meeting"), and thereat to vote all common shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the following instructions.

    If more than one of the proxies, or their substitutes, are present at the Meeting or any adjournment thereof, they jointly (or, if only one is present and voting, then that one) shall have authority and may exercise all powers granted hereby. This Proxy, when properly executed, will be voted in accordance with the instructions marked hereon by the undersigned. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS DESCRIBED ABOVE AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

    The undersigned hereby acknowledges receipt of the accompanying Notice of Meeting and Proxy Statement for the meeting to be held on July 21, 1995.

                        PLEASE VOTE, DATE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.

     Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally.
     Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.


                                                                               HAS YOUR ADDRESS CHANGED?

                                                                          -----------------------------------

                                                                          -----------------------------------

                                                                          -----------------------------------


- ------- PLEASE MARK VOTES
   X    AS IN THIS EXAMPLE
- -------

                                         For   Against   Abstain
1.)   As to the proposal to approve      ----    ----     ----
      the Fund's reorganization and
      conversion to a series of a        ----    ----     ----
      Delaware business trust:

                                                          For
                                         For   Withhold   All
                                         All              Except
2.)   Authority to vote to elect         ----    ----     ----
      fifteen trustees of the Trust to
      serve until their respective       ----    ----     ----
      successors are duly elected and
      qualified:
      INSTRUCTION: TO WITHHOLD
      AUTHORITY TO VOTE FOR ANY
      INDIVIDUAL NOMINEE(S) CHECK THE
      "FOR ALL EXCEPT" BOX AND STRIKE
      A LINE THROUGH THE NAME(S) OF
      SUCH NOMINEE(S) FOR WHICH YOU
      WITHHOLD AUTHORITY. YOUR SHARES
      WILL BE VOTED FOR THE REMAINING
      NOMINEE(S).
      J. Miles Branagan         Don G. Powell
      Dr. Richard E. Caruso     David Rees
      Philip P. Gaughan         Jerome L. Robinson
      Dr. Roger Hilsman         Lawrence J. Sheehan
      R. Craig Kennedy          Dr. Fernando Sisto
      Dennis J. McDonnell       Wayne W. Whalen
      Donald C. Miller          William S. Woodside
      Jack E. Nelson
      Mark box at right if comments or  ----
      address change have been noted
      on the reverse side of this       ----
      card.

                                         For    Against Abstain
3.)   As to the proposal to approve a    ----    ----    ----
      new investment advisory
      agreement with Van Kampen          ----    ----    ----
      American Capital Investment
      Advisory Corp:
                                         For    Against Abstain
4.)   As to the proposal to ratify the   ----    ----   ----
      selection of KPMG Peat Marwick
      LLP as independent public          ----    ----   ----
      accountants for the current
      fiscal year of the Fund:

      The undersigned hereby acknowledges receipt of the
      accompanying Notice of Joint Meeting and Proxy Statement
      for the Joint Meeting to be held on July 21, 1995.
                                   -------------------
PLEASE BE SURE TO SIGN AND DATE    Date
  THIS PROXY.

- ------------------------------------------------------

- ------------------------------------------------------

    SHAREHOLDER SIGN HERE           CO-OWNER SIGN HERE